Exhibit 10.4
MANUFACTURING AND PURCHASE AGREEMENT
THIS MANUFACTURING AND PURCHASE AGREEMENT (“Agreement”) made and effective this 8th day of November, 2011 (“Effective Date”) by and between OCLARO INC for itself and on behalf of its Affiliates with its principal place of business at 2560 Junction Ave., San Jose, CA 95134 (collectively referred to as “Oclaro” or “Buyer”) and FABRINET, for itself with its principal place of business at 140 Robinson Road, #05-02 Chow House, Singapore 068907 (collectively referred to as “Supplier” and, together with “Buyer”, the “Parties”).
1. Term.
The initial term of this Agreement commences on the Effective Date and, unless earlier terminated pursuant to the terms of this Agreement, shall continue for a period of two (2) years, expiring two (2) years from the Effective Date (“Initial Term”). This Agreement will automatically renew beyond the Initial Term for successive one (1) year periods (each, a “Renewal Term”) unless either party notifies the other in writing ninety (90) days prior to the scheduled expiration of the Agreement that the Agreement shall expire at the end of the then-current term. Notwithstanding the expiration of the Agreement, any executed Statement of Work or Purchase Order then valid shall continue under the terms and conditions of this Agreement until completion unless earlier terminated pursuant to the terms of this Agreement.
2. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:
2.1 “Acquired Materials” means any and all hardware, testers, equipment, tooling, molds, software (and related documentation), components, parts or other materials purchased or developed by SUPPLIER and paid for or reimbursed by BUYER. As applicable, to the extent necessary to meet the highest quality standards, SUPPLIER agrees to perform routine repair, calibration and maintenance on Acquired Materials at its sole cost and expense. BUYER agrees to reimburse any costs incurred by SUPPLIER for calibration and maintenance SUPPLIER has performed by third party vendors on Acquired Materials.
2.2 “Affiliate” means any parent, subsidiary or other entity controlled by, controlling or under common control with, a party to this Agreement. For purposes of this definition, the term “control” shall mean the ownership of voting stock or other equity interest entitling the owner to exercise at least fifty percent (50%) of the voting rights of the entity.
2.3 “Approved Manufacturing and Product Development Locations” means the manufacturing locations approved by BUYER in writing, as set forth on Exhibit A, as amended by BUYER in writing from time to time.
2.4 “Build Plan” means the mutually agreed upon order schedule for Products in the form attached at Exhibit B that BUYER shall agree upon with SUPPLIER on a periodic basis.
2.5 “Build Request” means the initial periodic forecasted quantities of Products in the form attached at Exhibit B that BUYER shall provide to SUPPLIER setting forth the number and type of Products BUYER requests SUPPLIER to manufacture.
2.6 “Business Day(s)” means, for purposes of timing and notification, each weekday, Monday through Friday, excluding any holidays at either BUYER and/or the Approved Manufacturing and Product Development Locations and the period of any previously scheduled shut downs of either party, provided that the party experiencing the shutdown has notified the other party in writing at least ninety (90) days prior to the shutdown. Any shut downs for which the party experiencing the shutdown notifies the other party fewer than ninety (90) days prior to the start of such shut down shall be deemed to be Business Days, unless the other party provides written approval, which may be granted or withheld at such other party’s discretion. For the removal of doubt, the definition of Business Days does not relate to or in any way make any implication regarding manufacturing work scheduling and labor rates.
2.7 “BUYER Designated Destinations” means a ‘ship to’ address as designated by an authorized BUYER representative.
2.8 “BUYER Properties” means the Acquired Materials and Loaned Materials, collectively.
Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

MANUFACTURING AND PURCHASE AGREEMENT
2.9 “BUYER Software” means BUYER’s proprietary software or the proprietary software of BUYER’s licensors, to be embedded into or bundled with the Products. The parties agree that all BUYER Software shall solely be embedded into or bundled with the Products in object code format.
2.10 “BUYER Technology” means the Technology and all Derivatives thereof (a) provided by BUYER to SUPPLIER pursuant to this Agreement, or (b) developed by BUYER or SUPPLIER pursuant to this Agreement including any work instructions developed or modified by SUPPLIER.
2.11 “Capital Efficiency” means the continual improvement in the production output of a piece of capital equipment per unit of time, typically per day or per week, including without limitation, increasing the speed of the equipment, reducing test time, improving machine availability time, increasing the machine utilization rate (measured on a 7X24 basis), reducing the machine load and unload time, reducing the number of tasks performed by the equipment, reducing change-over time, improving the process yield, and implementation and utilization of all engineering efficiencies.
2.12 “Components” means any parts, material, or other items that are used in the manufacture and/or assembly of Products.
2.13 “Derivative” means: (a) for copyrightable or copyrighted material, any translation, abridgment, revision or other form in which an existing work may be recast, transformed or adapted; (b) for patentable or patented material, any improvement thereon; and (c) for material which is protected by trade secret, any new material derived from such existing trade secret material, including new material which may be protected under copyright, patent and/or trade secret laws.
2.14 “Documentation” means the electronic or printed user guides, manuals, quick reference cards, getting started guides, literature, materials, flyers, license agreements, registration cards and other end user literature for the Products as provided to SUPPLIER hereunder. BUYER shall have the right, at no additional charge, to use and/or reproduce the SUPPLIER’s applicable literature, such as operating and maintenance manuals, technical publications, prints, drawings, training manuals, and other similar supporting documentation and sales literature. SUPPLIER shall advise BUYER of any updated information relative to the foregoing literature and documentation with timely notifications in writing.
2.15 “Indirect Support Costs” means, as of the Effective Date, a [***] charge for third party materials and [***] charge for BUYER in-feed material based on the value of raw materials to be paid by BUYER. This charge is subject to change, from time to time, as agreed between the Parties.
2.16 “Intellectual Property Rights” means copyright rights (including, without limitation, the exclusive right to use, reproduce, modify, distribute, publicly display and publicly perform the copyrighted work), trademark rights (including, without limitation, trade names, trademarks, service marks, and trade dress), patent rights (including, without limitation, the exclusive right to make, use and sell), trade secrets, moral rights, right of publicity, authors’ rights, contract and licensing rights, goodwill and all other intellectual property rights as may exist now and/or hereafter come into existence and all renewals and extensions thereof, regardless of whether such rights arise under the law of the United States or any other state, country or jurisdiction.
2.17 “Joint Service Agreement” means a written statement describing the responsibilities, expectations, and entitlements of each party; designed to benefit both parties and improve the relationship for mutual advantage.
2.18 “Lead-time” means (i) with respect to Components, the number of calendar days between the date upon which a Purchase Order is received by SUPPLIER and the date upon which the relevant Components will be delivered; and (ii) with respect to Products, means the number of calendar days between the date upon which a Purchase Order is received by SUPPLIER and the date upon which the relevant Product is delivered to the shipping location designated by BUYER.
2.19 “Loaned Materials” means any and all test programs, testers, equipment, tooling, fixtures, components, parts or other materials provided to SUPPLIER by BUYER hereunder. As applicable, to the extent necessary to meet the highest quality standards, SUPPLIER agrees to perform routine repair, calibration and maintenance on Loaned Materials at its sole cost and expense. BUYER agrees to reimburse any costs incurred by SUPPLIER for calibration and maintenance SUPPLIER has performed by third party vendors on Loaned Materials.
Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

MANUFACTURING AND PURCHASE AGREEMENT
2.20 “Materials Information” includes, but is not limited to, the following information and data for Components: (a) BUYER part number; (b) SUPPLIER part number; (c) manufacturer name; (d) manufacturer part number; (e) manufacturer description; (f) Lead-time; (g) where used; (h) quantity per type of Product; (i) purchase quantity authorized by BUYER; (j) purchase price authorized by BUYER; and (k) extended price.
2.21 “Necessary Materials” means any and all test programs, software (and related documentation), hardware, tooling, molds, fixtures or other equipment purchased by SUPPLIER and not reimbursed by BUYER and used by SUPPLIER to manufacture and/or assemble the Products. As applicable, to the extent necessary to meet the highest quality standards, SUPPLIER agrees to perform or have performed all routine repair, calibration and maintenance on Necessary Materials at its sole cost and expense.
2.22 “Packed Out Product” means a Finished Product unit that is fully packaged and ready for distribution directly to BUYER’s customers.
2.23 “Finished Product” means a product unit that is not packaged for sale, but is ready for shipping to packaging and a distribution location designated by BUYER.
2.24 “Product(s)” means the BUYER products identified on Exhibit C hereto or in a Statement of Work.
2.25 “Purchase Order” means a BUYER purchase order issued to SUPPLIER for the purchase of Products pursuant to the provisions of this Agreement.
2.26 “Specifications” means the functional and performance specifications (including, without limitation, bills of materials, schematic diagrams, parts and assembly drawings) relating to the testing and manufacturing of each Product as provided by BUYER, including, without limitation, the specifications set forth on the applicable Statement of Work governing the development and/or manufacture of a specific Product.
2.27 “Statement of Work” means a written statement of work for the development and/or manufacture of the Products which has been or will be signed by both parties and attached hereto as Exhibit D.
2.28 “SUPPLIER Controlled Components” means the list of Components that BUYER agrees to allow the SUPPLIER to have responsibility for the day-to-day management of the Component cost, quality and delivery in support of BUYER requirements. BUYER and SUPPLER will review this list on a quarterly basis to identify any additions or deletions. BUYER retains sole discretion as to the Components that are on the said list. BUYER shall retain all rights to communicate, review cost and assist in cost negotiations with SUPPLIER at BUYERs sole discretion. BUYER shall retain the right to negotiate costs independent of SUPPLIER for any and all parts on BUYERs approved vendor list.
2.29 “Technology” means any and all technical information and/or materials, including, without limitation, ideas, techniques, designs, sketches, drawings, models, inventions, know-how, processes, apparatus, methods, equipment, algorithms, software programs, data, software source documents, other works of authorship, formulae and information concerning engineering, research, experimental work, development, design details and specifications.
2.30 “SUPPLIER Properties” means any test programs, software, tooling, equipment or other materials provided to BUYER by SUPPLIER hereunder.
2.31 “SUPPLIER Technology” means the Technology and all Derivatives thereof provided by SUPPLIER to BUYER pursuant to this Agreement which are developed by SUPPLIER prior to entering into this Agreement.
3. License and Ownership of the Product.
3.1 License to Specifications and Loaned Materials. Subject to the terms and conditions of this Agreement, BUYER hereby grants SUPPLIER a personal, limited, non-exclusive, non-transferable, royalty-free license, without the right to sublicense, under BUYER’s Intellectual Property Rights to use the Specifications and the Loaned Materials provided by BUYER during the term of this Agreement, solely internally, and solely for the purpose of manufacturing the Products for BUYER.
Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

MANUFACTURING AND PURCHASE AGREEMENT
3.2 License to BUYER Technology. Subject to the terms and conditions of this Agreement, BUYER hereby grants to SUPPLIER a personal, limited, non-exclusive, non-transferable and royalty-free license, without the right to sublicense, under BUYER’s Intellectual Property Rights to use the BUYER Technology (as embodied in the Specifications or as otherwise provided to SUPPLIER) during the term of this Agreement, solely internally, and solely for the purpose of manufacturing under the terms of this Agreement; provided, however, that such license granted to SUPPLIER will not be exercised to develop, manufacture or distribute any products other than the Products.
3.3 License to BUYER Software and Documentation. Subject to the terms and conditions of this Agreement, BUYER hereby grants to SUPPLIER a personal, limited, non-exclusive, non-transferable and royalty-free license, without the right to sublicense, under BUYER’s Intellectual Property Rights and only during the term of this Agreement to: (i) use and reproduce the BUYER Software and Documentation for the limited purpose of manufacturing the Products; and (ii) distribute the BUYER Software and Documentation solely as incorporated into the Products as set forth in the applicable Statement of Work only to BUYER and the BUYER Designated Destinations.
3.4 License to SUPPLIER Technology and SUPPLIER Properties. Neither SUPPLIER nor its licensors, suppliers or any other third party will retain any rights in any materials incorporated into the Products. To the extent that SUPPLIER provides any SUPPLIER Technology and/or SUPPLIER Properties to BUYER as set forth in a Statement of Work or otherwise, SUPPLIER hereby grants to BUYER a limited, perpetual, irrevocable, non-exclusive, non-transferable and royalty-free license under SUPPLIER’s Intellectual Property rights, to use the SUPPLIER Technology and/or SUPPLIER Properties provided to BUYER hereunder, if any, solely in connection with the development, manufacturing, marketing, sale and distribution of the Products.
3.5 License to BUYER Trademarks. BUYER requests and SUPPLIER agrees to place certain markings and identification, which includes the trademark(s) and/or trade name of BUYER, on the Products ordered and delivered to BUYER, the Documentation and the Product packaging, as specified by BUYER. In addition, upon written approval of BUYER, SUPPLIER may use such trademarks and trade name in materials used in presentations made to suppliers of Components. The use of such markings and identification shall be strictly in accordance with the requirements of BUYER as set forth in BUYER’s Trademark Guidelines, as provided to SUPPLIER and as may be updated from time to time by BUYER. SUPPLIER is not authorized to use the trademark(s) and trade names of BUYER on any products, other than Products ordered by and delivered to BUYER, or for any other purpose not expressly set forth in this. BUYER hereby grants to SUPPLIER a limited, non-exclusive, non-transferable trademark license, without the right to sublicense, to use the BUYER trademarks set forth on Exhibit E and/or the Statement of Work solely (i) internally to mark the Products, Product packaging and Documentation as requested by BUYER, and (ii) in presentation materials upon BUYER’s prior written approval. All other use is prohibited. This license shall terminate on the earlier of termination of this Agreement or failure of SUPPLIER to maintain the quality requirements set out in this Agreement and/or BUYER’s Trademark Guidelines. SUPPLIER shall obtain no rights to or interest of any kind in any BUYER trademarks or trade names other than the limited right to use set out above.
3.6 Restrictions. Except for the licenses as expressly set forth in this Agreement, each party retains all of its Intellectual Property Rights. There are no implied rights. No license is granted by BUYER to make, use or sell any other products under the BUYER Intellectual Property Rights or to make, use or sell any products for any other purpose. SUPPLIER will not disclose BUYER’s Intellectual Property Rights to any third party. Except as may be otherwise expressly permitted herein with regard to BUYER’s use of SUPPLIER Technology and/or SUPPLIER Properties, BUYER will not disclose SUPPLIER’s Intellectual Property Rights to any third party. SUPPLIER will not modify, decompile or reverse engineer the BUYER Software or any BUYER Technology. Any other provisions of this Agreement notwithstanding, SUPPLIER will have no right to use the trademarks, trade names or Product(s) names of BUYER directly or indirectly in connection with any product(s), promotion or publication without the prior written approval of BUYER.
3.7 Ownership by BUYER. As between BUYER and SUPPLIER, BUYER will own all right, title, and interest in the Specifications, BUYER Software, Products, BUYER Properties and the BUYER Technology and all Intellectual Property Rights therein, and SUPPLIER hereby irrevocably transfers, conveys and assigns to BUYER all of its right, title, and interest therein. SUPPLIER will execute such documents, render such assistance, and take such other action as BUYER may reasonably request, at BUYER’s expense, to apply for, register, perfect, confirm and protect BUYER’s rights to the BUYER Technology and all Intellectual Property Rights therein.
Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

MANUFACTURING AND PURCHASE AGREEMENT
3.8 Ownership by SUPPLIER. As between SUPPLIER and BUYER, SUPPLIER will own all right, title and interest in the SUPPLIER Technology and SUPPLIER Properties and all Intellectual Property Rights therein.
3.9 Design Work. If the parties agree to have SUPPLIER perform design work for the Products, including without limitation, process design work, such work shall be subject to the terms and conditions of this Section 3.9. performed under a Design Statement of Work. Subject to the terms and conditions of this Agreement, if the BUYER agrees to SUPPLIER performing design work for the Products, BUYER shall grant to SUPPLIER a personal, limited, non-exclusive, non-transferable and royalty-free license, without the right to sublicense, under BUYER’s Intellectual Property Rights to use the BUYER Technology (as embodied in the Specifications or as otherwise provided to SUPPLIER), solely internally, and solely for the purpose of performing the design work and only for the minimum period of time and to the minimum extent necessary to perform such design work. BUYER shall own all Technology and Intellectual Property Rights developed or created by SUPPLIER in the performance of such Design Statement of Work (“Work Product”). SUPPLIER hereby irrevocably transfers, conveys and assigns to BUYER all of its right, title, and interest in and to the Work Product. SUPPLIER will execute such documents, render such assistance, and take such other action as BUYER may reasonably request, at BUYER’s expense, to apply for, register, perfect, confirm and protect BUYER’s rights to the Work Product and all Intellectual Property Rights therein.
4. Manufacture of Products.
4.1 Manufacturing. Pursuant to the terms of this Agreement, SUPPLIER agrees to manufacture each of the Products in accordance with this Agreement, the applicable Specifications, Statement of Work, and any other instructions provided in writing by BUYER. SUPPLIER agrees not to stop or restrict the supply of the Products during the term unless BUYER is in default of its payment obligation for any undisputed invoices and upon receipt of notice of such default, BUYER fails to provide reasonable assurances that it can and will perform its payment obligations within a reasonable time. SUPPLIER acknowledges and agrees that time is of the essence for the provision of manufacturing services and the supply of Products to BUYER hereunder and that the full and timely provision of all manufacturing services and supply of Products to BUYER hereunder is a material condition of this Agreement. SUPPLIER shall manufacture the Products only according to the written instructions provided by BUYER. SUPPLIER shall only manufacture each Product at the applicable Approved Manufacturing and Product Development Location(s) for that Product. SUPPLIER will not change location of the facilities, building location or line location for the manufacture and assembly of the Products without BUYER’s prior written consent. [***]. The cost of any move initiated by SUPPLIER shall be the sole responsibility of SUPPLIER. These costs may include, but are not limited to, additional buffer inventory, expedite fees, overtime, equipment rental costs, etc. Additionally, any move shall not be considered complete until BUYER has qualified the new location. SUPPLIER agrees to aggressively work with BUYER to develop strategies which will lead to ongoing reductions in costs, Lead-times and cycle times, yields and improvements in Capital Efficiency.
4.2 New Product Introduction. BUYER may from time to time issue Purchase Orders for advance, low-volume units of Products for testing of the Products and/or the manufacturing process (“NPI Units”). All NPI Units will be manufactured in the Approved Manufacturing and Product Development Location. Any additional terms regarding the manufacture and delivery of NPI Units shall be mutually agreed upon by the parties in a Statement of Work, which shall include, without limitation, pricing, manufacturing milestones and milestone schedule, testing procedures and quality assurance provisions. Such Statement of Work will be attached hereto as a sequentially numbered attachment (“Attachment”) to Exhibit D, and shall be deemed incorporated herein. [***].
4.3 Manufacturing Reporting. SUPPLIER shall perform the reporting obligations, to be established between BUYER and SUPPLIER. SUPPLIER agrees to maintain, and update on no less frequent than a weekly basis, the Materials Information, the Capacity Information and the Lead-time Information, as well as information regarding works in progress, works in stock, problems in the manufacturing process and all returns, and all such data shall be accessible to BUYER online, provided to BUYER via a direct data feed to BUYER’s internal information systems as reasonably specified by BUYER, or manually until such online or direct data feed can be established. To the extent that SUPPLIER is permitted access to BUYER’s internal information systems, SUPPLIER shall not disclose any BUYER data to any third party, or use such data for any purpose except as necessary to fulfill its obligations hereunder.
Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

MANUFACTURING AND PURCHASE AGREEMENT
4.4 No Subcontracting. SUPPLIER agrees that no portion of the assembly of the Products will be subcontracted to third parties without BUYER’s prior written consent. Any permitted subcontractor approved in writing by BUYER (“Subcontractor”) that SUPPLIER may use to assist SUPPLIER shall be obligated to comply with the terms of this Agreement and SUPPLIER shall remain responsible for such Subcontractor’s performance. BUYER’s consent to SUPPLIER’s use of any Subcontractor shall not be deemed a waiver of any BUYER rights hereunder nor relieve SUPPLIER of any of its obligations pursuant to this Agreement. SUPPLIER shall enter into a written agreement with each approved Subcontractor which includes terms and conditions no less protective of BUYER’s proprietary and intellectual property rights than those set forth in this Agreement prior to SUPPLIER permitting any such Subcontractor to perform any obligation hereunder. SUPPLIER shall be solely responsible for the payment of all amounts payable to, and the performance of all of SUPPLIER’s obligations for, all such Subcontractors. Immediately upon request of BUYER, SUPPLIER shall commence such proceedings as necessary (i.e., termination notice, request to cure default) to terminate any Subcontractor that, in BUYER’s sole opinion, does not perform to the standards set forth by BUYER in this Agreement.
4.5 Testing. Upon the completion of the manufacture of each Product, SUPPLIER will submit such Product to the testing procedures set forth on the applicable Statement of Work, in this Agreement or specified by BUYER from time to time. SUPPLIER, unless otherwise specified in writing, will only ship Products which have been tested successfully according to such procedures. At BUYER’s discretion, BUYER will provide training in the testing procedures set forth herein to certain personnel designated in writing by SUPPLIER. SUPPLIER will perform all required testing, as specified by BUYER, unless otherwise agreed by BUYER and SUPPLIER in writing, of all Products at a SUPPLIER manufacturing facility mutually agreed upon by the parties in writing.
4.6 Storage of Property. Except as otherwise expressly specified herein, SUPPLIER shall store all BUYER Properties free of charge in a place of storage that is safe and suitable for the specific nature of the BUYER Properties in accordance with industry standard practice for the type of property stored and at a minimum meets any specified storage conditions for the property, and undertakes never to hide, damage or remove the identification plates on the BUYER Properties. SUPPLIER shall ensure that all of BUYER’s Properties and property (which shall include but not be limited to all Products) shall be kept distinct and separate from SUPPLIER’s or other third parties’ property and shall be clearly identified as BUYER’s property. SUPPLIER shall ensure that none of BUYER’s property is seized by any third party, whether pursuant to an order of court or otherwise, as a result of any act or omission of SUPPLIER while in SUPPLIER’s possession. SUPPLIER shall not allow any lien or encumbrance to be created over or otherwise encumber BUYER’s property as a result of any act or omission of SUPPLIER. SUPPLIER will not at any time use the BUYER Properties for any other purposes or for any third parties or in any manner other than in performing SUPPLIER’s obligations under this Agreement. SUPPLIER will maintain the BUYER Properties in good condition and repair and perform or have performed necessary calibration services for the BUYER Properties, ordinary wear and tear excepted. [***].
4.7 BUYER Properties.
4.7.1 Loaned Materials. Subject to the license grant set forth above, BUYER agrees to loan free of charge to SUPPLIER, and SUPPLIER accepts on loan, certain items of Loaned Materials, as provided from time to time. All such Loaned Materials shall be sent to SUPPLIER at BUYER’s expense. All such Loaned Materials shall be provided to SUPPLIER on an “AS IS” and “AS AVAILABLE” basis and without warranty of any type or kind. BUYER HEREBY DISCLAIMS AND EXCLUDES ALL WARRANTIES, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF TITLE, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT AND MERCHANTABILITY. The Loaned Materials are to be used for the express purpose of BUYER products and cannot be used to support the production, test, or service of any of SUPPLIER’s other customers. The Loaned Materials shall be loaned for an indefinite period during the term of this Agreement, but SUPPLIER’s right to use such Loaned Materials shall terminate automatically upon request by BUYER or termination of this Agreement, whichever is sooner. If BUYER requests that the Loaned Properties be returned to BUYER, the loan of Loaned Properties shall terminate when the applicable Loaned Materials are received by BUYER.
4.7.2 Use of BUYER Properties. SUPPLIER shall use the BUYER Properties solely for the benefit of BUYER and solely at the Approved Manufacturing and Product Development Locations, which address shall not change without the express prior written agreement of BUYER.
Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

MANUFACTURING AND PURCHASE AGREEMENT
4.7.3 Acquired Materials. If SUPPLIER desires to purchase items to be included as Acquired Materials, SUPPLIER shall provide a written request to BUYER at least five (5) Business Days prior to the purchase of such items. Such request shall include a quote setting forth the cost of each item. If BUYER agrees in writing to purchase some or all of the items, the approved items shall be deemed to be Acquired Materials. If SUPPLIER purchases capital equipment, BUYER may elect, at BUYER’s sole discretion, to have the purchase price including financing costs incurred by SUPPLIER amortized over a period of sixty (60) months, payable in monthly installments on a no interest basis. Financing costs are to be equal to then-current one (1) year LIBOR rate (U.S. currency). SUPPLIER shall provide to BUYER all relevant invoices corresponding to the Acquired Materials purchased for reimbursing purposes. BUYER shall reimburse SUPPLIER for the cost of the Acquired Materials according to the invoicing and payment terms in Exhibit C. At termination of work requiring this equipment, the BUYER will reimburse the SUPPLIER for the remaining purchase price not already reimbursed. BUYER may decide to designate an item proposed to be treated as Acquired Materials as Necessary Materials, in which case such item will deemed to be Necessary Materials subject to the below.
4.7.4 Necessary Materials. SUPPLIER may purchase Necessary Materials to manufacture and/or assemble the Products. Within ten (10) days after acquisition, SUPPLIER shall provide written notice to BUYER of acquisition of the Necessary Materials. BUYER shall have the option to purchase such Necessary Materials upon termination of this Agreement. BUYER shall provide notice of exercise of such option to purchase the applicable Necessary Materials within thirty (30) days of receipt of SUPPLIER’s notice of acquisition of such Necessary Materials.
4.7.5 Return of BUYER Properties. Within two (2) Business Days of BUYER’s request, SUPPLIER shall send BUYER Properties that are in electronic and paper form to any location requested by BUYER, at SUPPLIER’s expense. SUPPLIER shall use best efforts to send all other BUYER Properties to any location requested by BUYER within five (5) Business Days of BUYER’s request, at BUYER’s expense. If, at any time, the parties agree that any BUYER Properties are no longer required for the purpose of manufacturing BUYER’s Products, SUPPLIER shall send such BUYER Properties to any location designated by BUYER within fifteen (15) Business Days of the parties’ agreement, at BUYER’s expense. SUPPLIER agrees to provide all reasonable assistance for the return of BUYER Properties and to adequately ship and insure the applicable BUYER Properties, at BUYER’s expense. Notwithstanding the above, if at any time BUYER requires BUYER Properties to be returned more quickly, BUYER may appoint a third-party to facilitate the return of BUYER Properties.
4.7.6 Insurance. In addition to any other insurance requirements set forth herein SUPPLIER shall take out insurance to adequately cover all BUYER Properties, and add BUYER as a loss payee with respect to the BUYER Properties, at its own cost, and give proof of such insurance to BUYER on request, and be responsible for any damage occurring to the BUYER Properties while in SUPPLIER’s possession that is not due to normal wear.
4.7.7 Expenses. SUPPLIER shall assume all expenses due to the operation, use and maintenance, and calibration of all BUYER Properties. BUYER agrees to reimburse any costs incurred by SUPPLIER for calibration and maintenance SUPPLIER has performed by third party vendors on BUYER Properties. In any case, SUPPLIER will be responsible for any loss or damage caused to any BUYER Properties while in SUPPLIER’s possession. BUYER shall at all times retain title and ownership of all BUYER Properties.
4.8 Non-Exclusivity. Except as may be otherwise expressly specified in a specific Statement of Work, this Agreement is non-exclusive. BUYER shall have the right to use other contract manufacturers to manufacture the Products. Nothing in this Agreement will be construed or deemed to prevent or otherwise inhibit BUYER’s ability or right to manufacture the Products, whether at BUYER’s facility or at an alternate or additional third-party facility(ies) of BUYER’s choice. Further, nothing in this Agreement will be construed or deemed to (a) require BUYER to order any minimum number of units of the Products to be manufactured by SUPPLIER, or (b) prevent or otherwise inhibit BUYER’s ability or right to design, develop, manufacture, have manufactured, market, use, sell, and or distribute any follow-on products or derivatives of the Products.
5. Build Request and Build Plan. BUYER shall provide SUPPLIER with a good faith twelve (12) month, non-binding, forward-looking, rolling forecast in the form of a Build Request and shall update such forecast on periodic basis. The Build Requests are not binding on BUYER and do not represent any commitment by BUYER to purchase a minimum number of Products. Build Requests will be in weekly or monthly buckets for the first six (6) months and monthly buckets for the subsequent six (6) months. SUPPLIER shall promptly and in no case longer than five (5) Business Days respond to any
Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission

MANUFACTURING AND PURCHASE AGREEMENT
Build Request issued by BUYER with a committed Build Plan. The Build Request and Build Plan shall set forth, as applicable, the following information: Product name, BUYER Product numbers, Product quantities, and requested delivery dates. BUYER and SUPPLIER shall jointly review and agree on a committed Build Plan. The Build Request shall be updated at least monthly and shall be used by SUPPLIER to plan for production capacity, resources, and materials planning to support BUYER’s anticipated orders. SUPPLIER shall only purchase Components in accordance with the mutually agreed upon purchasing parameters.
6. Procurement, Inventory Management and Purchase Orders.
6.1 Procurement and Management of Materials and Components.
6.1.1 Procurement of BUYER Approved Materials and Components. SUPPLIER will maintain the Lead-time for each Product that is specified in the applicable Statement of Work. SUPPLIER is authorized to purchase Components for the Products in a manner so as to meet the mutually agreed Build Plans, Purchase Orders and any long Lead-time requirements specified by BUYER in the applicable Statements of Work. All such procurement by SUPPLIER shall be done based on industry competitive Lead-times. SUPPLIER’s material liability shall be consistent with the terms of this Agreement. On a quarterly basis, the Parties will jointly review the BOM’s, on a product by product basis, and mutually agree to a list (Exhibit K) of standard parts, non-standard parts, non-cancellable, non-returnable parts, Lead-times, long Lead-time Components, and MOQ. On a quarterly basis, BUYER shall identify any SUPPLIER Controlled Components. Such lists are to be agreed to, signed by the Parties and included in the quarterly RFP. SUPPLIER shall purchase all Components for Products solely from suppliers listed on BUYER’s most current approved vendor list (the “AVL”) as provided by BUYER to SUPPLIER as updated by BUYER from time to time. Any purchases made from suppliers not listed on the AVL or contrary to BUYER’s written instructions must be approved by BUYER in advance in writing. BUYER agrees to use commercially reasonable efforts to have BUYER’s approved vendors on the AVL extend to SUPPLIER the same pricing such vendor extends to BUYER, but solely for purchases of Components to be used in the manufacture of Products made under this Agreement. BUYER may assist SUPPLIER in securing certain long Lead-time Components for a Product. Such assistance may include placing orders for long Lead-time Components directly with the manufacturer, providing written authorizations for the purchase of certain Components in short supply or issuing advance Purchase Orders. For purchases of Components, BUYER shall receive all rebates, discounts and other price reductions, monetary and non-monetary, and in any way relating to such Components purchases in proportion to such purchases. Should an audit determine non-compliance with the obligations in this Section 6.1.1, the parties agree that BUYER will be entitled to a refund of the amount of the determined non-compliance and costs of audit. [***].
6.1.2 Procurement Policy: SUPPLIER will purchase all Components to meet the latest approved Build Plan. BUYER shall not be liable for any purchased Components unless pre-approved by BUYER in writing other than the Build Plan. As a guideline, SUPPLIER will not transform Components into a non-returnable condition (e.g., programming of flash memory, tape and reeling Components supplied in trays) at any Approved Manufacturing Location in excess of the quantity necessary to meet the Product cycle times according to Exhibit L attached hereto. Exceptions will be granted for items that are packaged in large quantities and are considered non-cancellable, nonreturnable by the SUPPLIER once the packaging is opened or a piece is consumed. [***]. BUYER agrees that within the Products being manufactured, there are standard parts, non-standard parts and non-cancellable, non-returnable parts. BUYER’s maximum liability for standard parts will be to the Build Plan or the Components Lead-time whichever is less, and which cannot be returned for credit or consumed on any other of the SUPPLIER’s manufactured products, with the exception of items that are packaged in large quantities and such large package quantities must be approved by BUYER in writing. BUYER’s maximum liability for non-standard parts will be to the Build Plan or the Components Lead-time whichever is less plus any Components held in VMI which cannot be returned for credit or consumed on any other of the SUPPLIER’s manufactured products, plus Components on-order within the Component Lead-time cancellation window (SUPPLIER will use best efforts to cancel or mitigate BUYER’s exposure). BUYER’s maximum liability for non-cancellable, non-returnable parts will be to the inventory on-hand plus the total quantity on-order. Each product-specific Statement of Work will identify any requirements that deviate from these guidelines. BUYER will issue purchase orders to the SUPPLIER to replace the forecast [***].
6.1.3 Material Management. SUPPLIER will, at a minimum, at no additional cost to Buyer, comply with the following obligations to ensure good Component material management for the Products: (a) ensure Component level failure analysis is performed by the vendor; (b) expedite Component returns, failure analysis and corrective actions regarding defective Components with the vendors and promptly communicate this information to BUYER; (c) actively work with vendors to reduce Component Lead-time and costs; (d) address poor Component yields with vendors and promptly provide analysis and corrective plans regarding same to BUYER; and (e) provide regular performance feedback to vendors, with a copy to BUYER. SUPPLIER will not use Components procured for BUYER in any other customer products without advance written approval from BUYER.
Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

MANUFACTURING AND PURCHASE AGREEMENT
6.1.4 Allocation of Resources. SUPPLIER will notify BUYER promptly whenever SUPPLIER identifies a reasonable likelihood that there is or will be a capacity constraint that adversely affects SUPPLIER’s ability to meet the Build Plan (“Capacity Constraint”). During any period of Capacity Constraint, SUPPLIER agrees, at a minimum, to allocate capacity to BUYER under whichever of the following formulas would give BUYER the greatest quantity of Products: (i) in proportion to BUYER’s percentage of capacity used of all of SUPPLIER’s customer manufacturing capacity for the previous two (2) calendar months; (ii) in proportion to BUYER’s percentage of capacity, as set forth in applicable Build Requests, of all of SUPPLIER’s customers forecasts for manufacturing capacity; or (iii) any other more favorable allocation formula which SUPPLIER utilizes with any other customer. SUPPLIER will not change the program management resources without advanced notification in writing to BUYER and not without BUYER’s approval. In the event that a change to any program management resource is required, BUYER will have the ability to approve any new members before they are assigned to the account.
6.1.5 Vendor Managed Inventory. SUPPLIER shall establish and properly manage a Vendor Managed Inventory (VMI) program whereby suppliers will deliver Components to a VMI location for SUPPLIER’s withdrawal as needed. SUPPLIER shall execute agreements with suppliers, on terms mutually acceptable to BUYER and SUPPLIER, to ensure the proper delivery to and handling of Components at the VMI location. SUPPLIER shall use diligent efforts to ensure that [***] of the total number of BUYER controlled Components for each Product manufactured hereunder are managed under a VMI program [***] executing any Statement of Work associated with this Agreement. In no event shall BUYER have any liability for any Components placed in the VMI location, including, without limitation due to shrinkage, unless BUYER gives prior approval on a case-by-case basis, in writing, that liability is accepted. Such VMI programs may be set forth in separate VMI agreements, as applicable, if desired by the parties.
6.2 Build Plans
6.2.1 Build Plan. SUPPLIER shall reserve for BUYER capacity to manufacture the quantity and type Products specified in each Build Plan and shall have available the extra capacity for increases within the flexibility matrix as described below.
6.2.2 Terms. All Build Plans and Purchase Orders for Products placed by BUYER hereunder and Build Plans agreed upon by the parties shall be governed by the terms and conditions of this Agreement. In the event of a conflict between the provisions of this Agreement and the terms and conditions of BUYER’s Purchase Order, a Build Plan, SUPPLIER’s acknowledgment or other written communications, the provisions of this Agreement shall prevail. In the event of a conflict between the terms in a Purchase Order and those in a Build Plan, the terms of the Purchase Order shall prevail.
6.3 Flexibility. Changes in the quantity of units of a particular Product ordered by BUYER shall be provided by written or electronically dispatched notice from BUYER. SUPPLIER shall notify BUYER of acceptance of change in writing [***]. Failure of SUPPLIER to confirm BUYER’s change [***] shall constitute acceptance. [***]. SUPPLIER will accept all increases or decreases in Purchase Order quantities, without additional charges (subject to installed capacity restraints according to the Product Capacity schedule attached hereto as Exhibit M), within the flexibility matrix set forth below (unless otherwise set forth in Exhibit C):

Percent Increase or Decrease from Purchase Order
Number of Weeks Until Delivery Date	Quantity
[***]	[***]
[***]	[***]
[***]	[***]
If there are extra costs to SUPPLIER to fulfill orders for quantities in excess of the above flexibility matrix, SUPPLIER will promptly determine the extra costs in good faith, inform BUYER in writing of such extra costs and how they were calculated, and obtain BUYER’s prior written approval before fulfilling such orders. If a BUYER order cancellation causes inventory to exceed the excess inventory criteria set forth herein the inventory policy set forth in Section 6.4.1.1 applies to those items.
Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

MANUFACTURING AND PURCHASE AGREEMENT
6.4 Reschedule or Cancellation of Delivery. BUYER shall be permitted to cancel or reschedule delivery of Products as within the parameters of the flexibility terms in Section 6.3 above and otherwise as set forth below subject to the terms specified herein. BUYER shall be entitled to request a reschedule of delivery of Products that are in a Build Plan or WIP at any time. SUPPLIER shall accommodate a request to expedite the ship date. [***].
6.4.1 Effect of Cancellation/Reduction of Products under a Purchase Order. If BUYER should cancel or reduce the quantity of products ordered in a Purchase Order (whether in whole or in part) for any reason, and such cancellation is a net reduction to the total open order position, [***], then BUYER’s maximum liability to SUPPLIER for such cancelled Purchase Order (or portion thereof) shall be no more than: (i) a combination of partially assembled units of the Product, within published Product Cycle Times in Exhibit L and whose manufacture or assembly is irreversible, such as completed surface-mount manufacture, for which BUYER shall pay reasonable and actually incurred costs, not to exceed the Purchase Order price for the Product based on level of completion (i.e., cost to manufacture); and (ii) all custom or non-cancellable, nonreturnable, MOQ and approved long Lead-time Components that are not consumed [***] and have no further demand, the BUYER shall pay [***] of SUPPLIER’s purchased cost; provided, that the applicable Components were approved for purchase by BUYER based on Lead-times in conjunction with the Build Plan and agreed to in writing as part of a special inventory buy relating to MOQ, buffer stock or other exceptions. The calculation described in the immediately prior sentence shall be made as of the date of BUYER’s notice of cancellation or reduction. SUPPLIER acknowledges responsibility to minimize BUYER’s liability [***] to stop the manufacture of outstanding cancelled orders and to cancel the orders SUPPLIER has with vendors for related Components immediately upon receipt of BUYER’s notice. Provided SUPPLIER has taken the foregoing measures, BUYER agrees to pay the applicable cancellation fees described herein in full satisfaction of its liability for such cancellation. Upon BUYER’s request, SUPPLIER shall make available to BUYER for inspection and audit any and all relevant information in support of SUPPLIER’s claim for reimbursement.
6.4.1.1 Excess Inventory Owing to BUYER Cancellations.
6.4.1.1.1 Obsolete Inventory. BUYER and SUPPLIER will conduct a formal assessment of SUPPLIER’s inventory as defined in the Joint Services Agreement. If BUYER has cancelled an order for a particular Product under a Purchase Order because it will discontinue to utilize SUPPLIER as a manufacturer of that Product or because of an engineering change initiated by BUYER, then SUPPLIER must make any claims for reimbursement to BUYER within thirty (30) days, otherwise such claims will be deemed waived by SUPPLIER. BUYER shall have thirty (30) days to evaluate SUPPLIER’s claim made pursuant to this Section and to request any adjustments. The parties shall negotiate in good faith the amount of the reimbursement. Once the parties have agreed upon the reimbursement amount, BUYER shall issue a purchase order for the sum of the agreed upon reimbursement amount for such obsolete inventory within ten (10) Business Days from the date of the agreement on the reimbursement amount. The parties agree to meet monthly to review any open claims regarding Obsolete Inventory.
6.4.1.1.2 Other Inventory. When BUYER cancels or reduces an order for a particular Product under a Purchase Order for reasons other than the discontinuance of SUPPLIER as a manufacturer of the Product or because of an engineering change initiated by BUYER, SUPPLIER agrees to issue a final written claim within thirty (30) days of such cancellation. If approved custom, non-cancellable, nonreturnable, MOQ, or long Lead-time Components purchased in accordance with the agreed upon Build Plan and the terms of this Agreement for these Products (“Excess Materials”) remain in SUPPLIER’s inventory for [***] following cancellation or reduction of an order, upon the execution of this Agreement, for a particular Product under a Purchase Order, then BUYER will purchase the Excess Materials and may elect to store them at SUPPLIER and pay SUPPLIER a storage fee based on the actual space required at then current quarters quoted warehouse space cost.
Once the Excess Materials have been stored at SUPPLIER for an excess [***], BUYER will use reasonable efforts to disposition the Excess Materials [***].
6.5 Transfer of Inventory to Other Manufacturers. SUPPLIER understands and agrees that BUYER may use other manufacturers, including BUYER manufacturing, for the Products in addition to SUPPLIER. SUPPLIER will promptly transfer its inventory of Components for unfilled Purchase Orders to such other manufacturers as required by BUYER. SUPPLIER also agrees to sell the Components then-currently in SUPPLIER’s inventory to BUYER’s designated manufacturer at a cost not to exceed the actual purchase price plus Indirect Support Cost. BUYER also agrees to pay for transportation of equipment and/or materials to the new manufacturing facility at cost.
Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

MANUFACTURING AND PURCHASE AGREEMENT
7. Pricing.
7.1 Prices. The prices for the Products and shipping terms shall be set forth on Exhibit C. The shipping terms shall be specified on Exhibit F.
7.2 Periodic Price Reviews. SUPPLIER and BUYER shall meet at least once during each BUYER fiscal quarter (BUYER’s fiscal year is July through June), unless SUPPLIER and BUYER agree that such price reviews be conducted monthly, in which case the parties shall meet at least once each calendar month, to review prices of each Product. Prices will be adjusted to reflect (i) changes to the costs of the Products (other than Component costs), which will be calculated in accordance with the cost model in Exhibit C, and (ii) changes in the costs of Components, which will be passed through to BUYER in a manner consistent with Section 7.3 below.
7.3 Implementation of Cost Reductions. Each party shall be responsible for actively taking steps to reduce the cost of the Products, as agreed upon by the parties during the periodic price reviews. With regard to Components, BUYER shall notify SUPPLIER of price changes for Components that BUYER has negotiated with its Component supplier(s), and may revise its instructions to SUPPLIER regarding quantities and sources of supply from time to time as permitted herein. SUPPLIER agrees to implement such price changes within one (1) week of receiving notice from BUYER, subject to mutual agreement on the impact of such price change as it pertains to revaluation of on-hand and on-order Components, and adjust its outstanding Purchase Orders and Build Plans and sources of supply as soon as possible and BUYER agrees to buy down the inventory where Components prices have decreased based on approved implementation plan from BUYER. At the agreed upon date for implementation of the price change, SUPPLIER will reconcile shipment and material revaluation at the end of the effective quarter. If BUYER requests that SUPPLIER implement a price change in a then-current quarter where depletion of the existing inventory of Components at the previous price will not occur in the then-current quarter, BUYER must immediately provide SUPPLIER with a revaluation purchase order for the difference in price. SUPPLIER must obtain BUYER’s prior written approval before purchasing Components contrary to BUYER’s instructions. The split for sharing of cost reductions is shown in the following table:

Benefits from Cost Reduction (after
	exhausting on-hand inventory and non-	Benefits from Cost Reduction:
Originator of Change	changeable POs): First 3 Months	After 3 Months
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
BUYER shall have the option at any time to work with SUPPLIER to revise costs to reflect supplier cost reductions for Components or increase coverage on a forward-looking basis. Components that have already been received by SUPPLIER that are affected by SUPPLIER cost reductions or increase coverage shall be addressed via the cost adjustment process set forth herein.
7.4 Committed Cost Reductions. BUYER will own the BOM and provide SUPPLIER with pricing, approved suppliers, and split percentages (for multi-sourced Components) for BUYER controlled components on the BOM. For SUPPLIER Controlled Components, BUYER will provide SUPPLIER with approved suppliers but will leverage SUPPLIER’s negotiated pricing for those parts on BUYER’s approved supplier list. The list of SUPPLIER Controlled Components will be reviewed between the parties quarterly and may be subject to change at the sole discretion of BUYER. SUPPLIER and BUYER will mutually agree to minimum percentage cost takedown targets each quarter for all then current SUPPLIER Controlled Components. BUYER will work in good faith to support SUPPLIER in evaluating and qualifying SUPPLIER-suggested alternate sources of supply. For new products, BUYER and SUPPLIER may agree to greater quarterly cost takedowns and this will be specified in each Statement of Work.
Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

MANUFACTURING AND PURCHASE AGREEMENT
7.5 Purchase Price Variance Reports. BUYER shall not be responsible for increases in materials and Component prices of [***]. Unless SUPPLIER receives prior written approval, BUYER will not be liable for increases in materials and Component [***], thus generating a Purchase Price Variance (“PPV”). For materials or Component price increases of [***], SUPPLIER must notify BUYER and submit a PPV Variance Form, in the form set forth on Exhibit G, within one (1) Business Day after SUPPLIER discovers a potential Component price increase. BUYER may either accept or reject the price increase within one (1) Business Day. BUYER will pay amounts to SUPPLIER for pre-approved items listed in the PPV Form, based on when the materials or Components were received. Such payments shall only be made for materials or Components purchased by SUPPLIER within the parameters set forth in the Build Plan, including MOQ, and only from vendors on the AVL.
7.6 SUPPLIER’s Bill of Materials. Upon BUYER’s request, and no less than quarterly, SUPPLIER shall furnish BUYER with SUPPLIER’s updated costed BOM for the Products in accordance with BUYER’s requirements and within the time period specified by BUYER. SUPPLIER and BUYER agree to work together actively to reduce the cost of Components, processes associated with the manufacture of Products, and the Products.
7.7 Price Changes. Prices will be adjusted quarterly (or monthly if the Parties agree in accordance with this Agreement) in accordance with the implementation of cost reductions in Section 7.3 above. In no event shall any prices be higher than that set forth in a Statement of Work or on Exhibit C unless otherwise agreed in writing.
7.8 Taxes and Duties.
7.8.1 Taxes. The parties’ obligations with respect to the taxes and duties on the Products shall be set forth on Exhibit C or the applicable Statement of Work. Taxes, when applicable, will appear as a separate item on SUPPLIER’s invoice. If applicable law requires BUYER to withhold any taxes levied by any governmental authority on payments to be made pursuant to this Agreement (“Withholding Tax”), BUYER shall be entitled to deduct such Withholding Tax from the payments due SUPPLIER hereunder. If SUPPLIER is eligible to take advantage of the reduced Withholding Tax provided for by an applicable taxing agency, SUPPLIER shall furnish BUYER with all appropriate forms, documents and paperwork required to obtain such reduced Withholding Tax.
7.8.2 Exemption. Where the law permits, SUPPLIER will treat BUYER as exempt from applicable state and/or local sales tax for Product(s) purchased pursuant to this Agreement. Where required by state or local law, BUYER will provide SUPPLIER with a valid reseller’s exemption certificate for each taxing jurisdiction to which SUPPLIER ships Product(s) and SUPPLIER shall promptly execute and furnish such certificate to BUYER.
7.9 Reports and Meetings. SUPPLIER shall promptly submit the reports described in the Joint Services Agreement in accordance with the times contained therein and all other elements that make up the cost of the Products. The parties will also meet with the frequency described in the Joint Service Agreement, on the specific dates as agreed to by the parties.
7.10 Invoices. SUPPLIER will submit invoice(s) periodically to BUYER, but no earlier than the shipment date of the applicable Product(s). All such invoices shall indicate any discounts which are applicable to such Products. BUYER will pay such invoices in accordance with the terms set forth on Exhibit C unless specifically modified as agreed by the parties in a Statement of Work and then only to the extent of the modification.
8. Delivery Terms.
8.1 Delivery Point. The shipping terms shall be set forth on Exhibit C unless specifically modified as agreed by the parties in a Statement of Work and then only to the extent of the modification. Title and risk of loss shall pass to BUYER upon [***].
8.2 Shipping. SUPPLIER may ship partial orders provided SUPPLIER notifies BUYER and BUYER agrees in writing prior to shipment. BUYER’s Purchase Order and/or Build Plan shall specify the carrier or means of transportation or routing, and SUPPLIER will comply with BUYER’s instructions, including, without limitation, drop shipping directly to a BUYER designated destination. If BUYER fails to provide shipping instructions, SUPPLIER shall, in its reasonable discretion, select the best available carrier, on a commercially reasonable basis. At the time of each shipment, SUPPLIER shall notify BUYER (and/or its designated recipient) in writing as to the quantity shipped and the anticipated arrival date of the shipment. If SUPPLIER utilizes SUPPLIER’s carrier based on the exception above, BUYER will be invoiced for the shipping cost with no supplier markup.
Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

MANUFACTURING AND PURCHASE AGREEMENT
8.3 Packing Instructions. All Products shall be packaged and prepared for shipment in a manner which (i) follows the requirements set forth in the BUYER Product Specifications and applicable Statement of Work, (ii) follows good commercial practice, (iii) is acceptable to common carriers for shipment, and (iv) is adequate to ensure safe arrival. SUPPLIER shall mark the outside of each package with the applicable BUYER part numbers and any necessary handling information, as applicable. Each shipment shall be accompanied by a packing slip which will include BUYER’s part numbers, Purchase Order or Build Plan number, the quantity shipped and country of origin. Shipping marks and labels shall not contain any identifying references such as Product names and model numbers, to minimize the risk of theft and shrinkage.
8.4 Responsibility for Export Licensing. SUPPLIER agrees, upon BUYER’s request, to deliver Products to BUYER’s freight forwarder for export from the country of origin. BUYER will be responsible for obtaining the appropriate licenses or permits necessary to export Products from the country of origin with assistance from SUPPLIER as provided for in this Section. SUPPLIER shall furnish BUYER or BUYER’s designee with the information necessary for BUYER to timely obtain all required export and import documentation. BUYER will be responsible to reimburse SUPPLIER for actual costs incurred as a result of customs charges required by the country of origin.
8.5 Delivery Schedule. Delivery shall be pursuant to the schedule set forth in BUYER’s Purchase Order and/or Build Plan. Upon learning of any potential delivery delays, SUPPLIER shall immediately notify BUYER in writing of any anticipated delay in meeting the delivery schedule, stating the extent and reasons for the delay. If SUPPLIER fails to meet the committed delivery schedule, then SUPPLIER, upon BUYER’s request, shall expedite the delivery at SUPPLIER’s expense by employing accelerated measures such as paying for material expediting fees, premium transportation costs, or overtime labor required to minimize the lateness of the Delivery; provided, however, if SUPPLIER fails to meet the delivery schedule [***], then BUYER, at its sole option and without liability or any additional expense, may (i) require SUPPLIER to expedite the delivery by the fastest available commercial carrier; (ii) reschedule the delivery; or (iii) cancel the delivery in whole or in part.
8.6 Incomplete Shipments. No delivery of Products shall be deemed complete unless such delivery: (i) complies with the terms of the Purchase Order for the Products ordered (Orders may be closed short based on agreement of BUYER and SUPPLIER); (ii) is accompanied by a certificate of conformity, required test sheets and all other required documents corresponding to the relevant Specifications; and (iii) is accompanied by the relevant pro-forma invoice and any other documents required for transportation. BUYER will not have any obligation to accept any such incomplete shipments, except as BUYER may otherwise agree in advance and in writing, and BUYER may return incomplete shipments to SUPPLIER at SUPPLIER’s sole risk and expense. Orders that have been delivered in excess of ninety-five percent (95%) may be invoiced for the quantity of Products actually delivered and may be deemed closed upon mutual agreement of the parties.
8.7 Timing. SUPPLIER shall not deliver any Products earlier than three (3) Business Days prior to the scheduled delivery date or later than the acknowledged delivery date, without BUYER’s written consent, and BUYER may return early, excess or late shipments to SUPPLIER at SUPPLIER’s sole risk and expense.
9. Invoicing and Payment.
9.1 SUPPLIER will submit invoice(s) to BUYER upon shipment of Product(s). The invoices must include the BUYER Purchase Order number, Product number, and price (unit, extended). All such invoices shall indicate any discounts which are applicable to such purchase. Subject to acceptance of the Products all invoices shall be due and payable in accordance with Exhibit C. Payment shall not constitute acceptance of the Products by BUYER. SUPPLIER shall furnish bills of lading, express receipts, or other proof of delivery upon BUYER’s request.
9.2 SUPPLIER shall submit invoices (an original and two copies) to BUYER at the address on the Statement of Work or Purchase Order containing at least the following information: (i) the name of SUPPLIER, address to which invoice payments should be made, and all bank details required for invoice payments (unless cheque payment applies and bank details had been exchanged before) ; (ii) invoice date; (iii) SUPPLIER’s order number; (iv) description, quantity, unit of measure, unit price and extended price of the goods delivered; (v) transportation charges, including domestic and foreign inland freight and insurance, and any applicable taxes or duties, if applicable and specifically allowed under this Agreement; (vi) reference this Agreement and to the applicable Statement of Work or Purchase Order purchase is authorized under; and (vii) any other information specified in the applicable order.
Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

MANUFACTURING AND PURCHASE AGREEMENT
10. Quality and Acceptance.
10.1 At BUYER’s Designated Facility. All Products are subject to BUYER’s inspection and testing at any BUYER-designated facility before final acceptance, as set forth in Exhibit I.
10.2 At SUPPLIER’s Facility. BUYER shall be entitled to conduct inspections and qualifications at SUPPLIER’s facility, as set forth in Exhibit I.
10.3 Failure to Inspect. Notwithstanding anything to the contrary contained in this Agreement, inspection or failure to inspect the Products upon delivery will not affect BUYER’s rights under the warranty provisions of this Agreement.
10.4 ISO 9002 and ISO 14000 Certified Supplier. SUPPLIER represents that SUPPLIER has, and will at all times during the term of this Agreement have, ISO 9002 and ISO 14000 certifications. SUPPLIER represents that any Subcontractors used by SUPPLIER in the manufacture of Products have, at a minimum, ISO 9002 certification, unless specifically agreed to, on a case-by-case basis, in writing by BUYER. Further terms and conditions concerning SUPPLIER’s qualifications as an ISO 9002 and ISO 14000 supplier are set forth in Exhibit I.
10.5 Epidemic Failure. “Epidemic Failure” for any particular Product shall mean a failure resulting from defects in material, workmanship, manufacturing process and/or deficiencies, including but not limited to the use of Components with known, inherent or latent defects, consistent make adjustments or excessive process variability. The Epidemic Failure clause shall be invoked when such failures occur either at a rate of [***] or as otherwise specified in a Statement of Work. The failure rate may be calculated as either (i) of the total number of a particular Product that contains such defects divided by the total number of that Product shipped to date, or (ii) the total number of a particular Product that has been registered with BUYER that contains such defect divided by the total number of that Product registered with BUYER to date, as determined by BUYER. Epidemic failures do not supersede the requirements of any expressed or implied warranty defined herein. In the case of an epidemic failure, SUPPLIER’s obligation is to propose an action plan to fix the failure of any affected Product within seventy-two (72) hours of discovery. SUPPLIER shall implement this action plan upon BUYER’s acceptance thereof. If the action plan is not acceptable to BUYER, BUYER can require SUPPLIER to repair or replace, at BUYER’s option, the affected Product. In addition to bearing the costs associated therewith. If requested by BUYER, SUPPLIER shall support and provide at SUPPLIER’s expense a sufficient number of units of the Product to permit the field exchange or “hot swap” of Products at customer sites. The parties agree to make best efforts to complete the repair or replacement of all affected Products as soon as reasonably practicable with the objective of eight (8) Business Days after written notice of epidemic failure by BUYER to SUPPLIER. SUPPLIER also agrees that BUYER will be supported with accelerated shipments of replacement Product to cover BUYER’s supply requirements. If an Epidemic Failure is caused by (i) SUPPLIER’s failure to comply with the Specifications; or (ii) a defect in SUPPLIER’s workmanship, SUPPLIER shall perform the obligations in this Section 10.5 free of charge. If an Epidemic Failure is caused by any other reason other than as set forth in the immediately preceding sentence, SUPPLIER shall perform the obligations set forth in this Section at BUYER’s expense and BUYER and SUPPLIER shall work to determine root cause and to the extent that failures are as set forth in the preceding sentence and such cost shall be the responsibility of the SUPPLIER. In the event an Epidemic Failure is caused by the failure of a Component required by the Specifications, SUPPLIER and BUYER will work together to the resolve the defect with the Component manufacturer.
11. Compliance with Specifications. All Products delivered hereunder shall fully comply with: (i) the Specifications; (ii) any end user documentation that may be included with each Statement of Work for a Product; and (iii) all applicable laws, rules and regulations to the extent that the Specifications are in compliance with such applicable laws, rules and regulations.
12. Regulatory Agency Compliance. All Products delivered hereunder, shall fully comply with known regulatory agency requirements (e.g., Product Safety) to the extent that the Specifications are in compliance with such known regulatory agency requirements. SUPPLIER will support BUYER in obtaining all required agency certifications and approvals for the Products in BUYER’s name. SUPPLIER will be open to inspections by all compliance agencies as it relates to BUYER Products. All compliance agency inspection reports will be provided by SUPPLIER to BUYER within twenty-four (24) hours of receipt.
Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

MANUFACTURING AND PURCHASE AGREEMENT
13. Representations and Warranties.
13.1 Hardware Products.
13.1.1 Hardware Warranty. SUPPLIER warrants that all hardware portions of the Products (including associated firmware media) sold by SUPPLIER to BUYER under the terms of this Agreement will (i) be free from defects in workmanship and (ii) conform to the Specifications for a period of thirty-six (36) months after shipment from SUPPLIER factory. If BUYER, in its reasonable opinion, believes that any Product or part thereof contains a defect in workmanship, or otherwise fails to conform to the Specifications, during the warranty period, SUPPLIER shall at its expense correct any such defect by repairing such defective Product or part or, at BUYER’s option, by delivering to BUYER an equivalent Product or part replacing such defective Product or part. Except as set forth in the immediately following sentence, nonconforming and/or defective Products shall be managed in accordance with Exhibit H. In the event a Product completely fails to function within the first seventy-two (72) hours of installation (dead-on-arrival or DOA), SUPPLIER agrees to replace the failed Product with a new Product and will use best efforts to ship replacement within four (4) hours of notification using same day, if possible, or at the latest next day delivery. SUPPLIER shall waive any expedite charges to BUYER in order to affect earliest reasonable replacement of such defective Product(s). Notwithstanding the foregoing, if a unit of the Product under warranty should fail owing to a defective Component part, SUPPLIER shall be responsible to provide reasonable assistance for obtaining a replacement Component at no additional charge. If the parties determine a returned product not to be defective or nonconforming, BUYER will reimburse SUPPLIER for any associated costs incurred including but not limited to failure analysis, delivery and expedite charges.
13.1.2 Materials. SUPPLIER will perform incoming inspection and quality monitoring of materials as mutually agreed between the parties. SUPPLIER will pass through to BUYER warranty rights, if any, that SUPPLIER receives from third party vendors of materials used in the manufacture of BUYER’s Products. SUPPLIER will reasonably assist BUYER in enforcing such warranty rights.
13.1.3 Return of Products. BUYER will as soon as reasonably practicable notify SUPPLIER of nonconforming Product. Such notification shall include serial numbers and reason for nonconformance. Nonconforming Products will be managed in accordance with Exhibit H.
13.1.4 Failure Trend. For any Product family set forth on Exhibit C which has a failure rate resulting from defects in material, workmanship, manufacturing process and/or design deficiencies, including but not limited to the use of Components with inherent or latent defects, that exceeds one percent (1%) during any two (2) consecutive calendar months, a “Failure Trend” shall be deemed to have occurred for the applicable Product family. Such failure rate shall be calculated as the greater of: (i) the total number of units of the applicable Product family that contain such defects divided by the total number of units of that Product family shipped by BUYER to date, or (ii) the total number of units in the applicable Product family that have been registered with BUYER that contain such defects divided by the total number of units of that Product family that have been registered with BUYER to date, as determined by BUYER in its sole discretion. SUPPLIER shall immediately take corrective action with respect to the Failure Trend to reduce the failure rate of the applicable Product family to one percent (1%) or less by the last day of the calendar month following the occurrence of the Failure Trend. If SUPPLIER is unable to reduce such failure rate to one percent (1%) or less by the last day of such following calendar month, BUYER, at its sole discretion, may return any defective Product to SUPPLIER for evaluation and repair in accordance with Exhibit H. In addition, nothing in this Section shall have any effect on, and BUYER shall retain all of its rights and remedies herein.
13.2 Title; No Conflict. SUPPLIER represents and warrants that it has sufficient right, title and interest to enter into this Agreement and to perform its obligations hereunder. Further, SUPPLIER represents and warrants that it has not granted to any third party any rights which conflict or interfere with or supersede the rights granted to BUYER hereunder.
14. Inventory Control and Security Measures.
14.1 Inventory Control. At all times during the term of this Agreement, SUPPLIER shall (i) physically segregate the Products in a SUPPLIER inventory location so as not to mix BUYER inventory with other customer inventory; (ii) physically segregate agency approved (e.g., RoHS) components from non-agency approved (e.g., non-RoHS) components; and (iii) maintain clear and accurate records of all inventory transactions, including, without limitation, receipts, usage and scrap. At predetermined times, SUPPLIER and BUYER shall conduct a physical inventory of the Products.
14.2 Security Measures. At all times during the term of this Agreement, SUPPLIER shall take security measures reasonably necessary (as determined by BUYER) as may be more fully described in a Statement of Work and, including but not limited to the minimum security provisions set forth in Exhibit J.
Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

MANUFACTURING AND PURCHASE AGREEMENT
15. Engineering Change Procedures
BUYER may at any time during the term of this Agreement request in writing changes to the Products or services provided under a Statement of Work. Within a reasonable time after receiving such a request but in any event within five (5) Business Days, the SUPPLIER will inform BUYER in writing whether the requested change(s) is technically feasible and advise as to its impact on cost, resource requirements, schedule and any other consequent changes to the Products or services. For any such changes, the SUPPLIER will give BUYER a written fixed price quotation or its firm estimate within ten (10) Business Days of BUYER’s request. If the Parties agree to proceed with the order as changed, then the details of such changes will be recorded in writing on an engineering change document similar to the template included as an exhibit to this Agreement and executed by both parties. No changed order shall be binding on Buyer without a valid executed Change Order document.
16. Confidentiality.
The parties agree that the terms of the non-disclosure agreement executed between the parties on the 24th day of June, 2011 shall govern the exchange of confidential information between the parties (“NDA”). The terms of the NDA shall continue to apply to this Agreement until the Agreement terminates or expires regardless of the termination or expiration of the NDA.
17. Relationship of the Parties.
17.1 The relationship of the parties hereto is that of independent contractors. Under no circumstances shall any employees of one party be deemed to be the employees of the other for any purpose. Each party shall pay all wages, salaries, and other amounts due its respective employees relative to this Agreement and shall be responsible for all obligations respecting them relating to applicable payroll taxes, income tax withholdings, disability, workers’ compensation and unemployment insurance premiums, health care and pension plan contributions and other similar responsibilities. Neither party has the right nor authority to assume or to create any obligation or responsibility on behalf of the other party, except as may, from time to time, be provided by written instrument signed by both parties. Nothing contained herein shall be construed as creating an agency or joint venture, consortium or partnership between the parties. Supplier and its employees shall not acquire any of the rights or privileges of any Buyer employee.
17.2 SUPPLIER agrees to indemnify BUYER from any claims, losses, costs, fees, liabilities, damages, attorney’s fees and expenses suffered by BUYER arising directly or indirectly from any allegation or determination that SUPPLIER or its employees or subcontractors are employees of BUYER.
17.3 If any employee or subcontractor of SUPPLIER makes a claim that an employee or independent contractor of BUYER may be treating them in an improper manner, including subjecting them to discrimination or harassment, SUPPLIER shall report this immediately to BUYER upon becoming aware of such claim.
18. Termination
18.1 Termination for Cause. In the event that SUPPLIER materially breaches or defaults any of its obligations, duties or responsibilities under this Agreement or any Statement of Work, which breach or default has not been remedied within thirty (30) days after written notice is given to BUYER specifying the breach or default, SUPPLIER may, at no liability to BUYER, provide written notice terminating this Agreement or any Statement of Work as of the date specified in such termination notice.
18.2 Termination for Convenience. In addition to the termination rights set forth in this Section and without limiting any other rights, recourses or remedies which BUYER may have under this Agreement (including its Exhibits), at law or in equity, BUYER may after the initial term of this Agreement: (a) by written notice, terminate this Agreement or any Statement of Work or Purchase Order effective ninety (90) days from delivery of the notice; or (b) by written notice, suspend work under this Agreement or any Statement of Work or Purchase Order with or without cause as of the date specified in such notice.
18.3 Obligations in the Event of Termination
18.3.1 In the event of Termination, BUYER may require SUPPLIER to promptly transfer and assign title and immediately deliver to BUYER any completed Products, WIP, Raw Materials, BUYER Tools, BUYER’s Intellectual Property, BUYER’s confidential information and other items that SUPPLIER has produced or acquired for the performance of its obligations under this Agreement and for which BUYER has paid.
Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

MANUFACTURING AND PURCHASE AGREEMENT
18.3.2 SUPPLIER will return all BUYER Confidential Information, BUYER Data and other information received from BUYER that pertains to the Products or services described herein upon BUYER’s request. Any Confidential Information, BUYER Data and other information received from BUYER, which cannot be returned, must be destroyed and so certified by SUPPLIER.
18.3.3 SUPPLIER hereby grants and agrees to grant BUYER a worldwide, non-exclusive, irrevocable, perpetual license to use any SUPPLIER Technology necessary for the development, manufacture, production, marketing and sales of any of the Products; provided, however, BUYER covenants not to exercise such license until the effective date of termination of this Agreement or upon delivery to BUYER of the BUYER Properties, whichever is earlier. BUYER agrees to pay a reasonable royalty or license fees for the license of the applicable SUPPLIER Technology. The parties will only negotiate the amount of the royalty or license fees for such license. The parties shall negotiate such royalties or fees in good faith promptly upon termination of this Agreement; provided that SUPPLIER will offer to BUYER a fee for such license that is no higher than that offered to any other customer of SUPPLIER for comparable technology and in no case will this fee exceed one percent (1%) of the total cost of producing the Products that use SUPPLIER Technology.
18.3.4 SUPPLIER will immediately cease the use of all of the BUYER Technology and BUYER Properties, except that upon the termination of this Agreement for any reason, SUPPLIER will complete the production of any Products of which SUPPLIER has accepted a Build Plan as of the effective date of such termination and deliver such completed Products to BUYER per the delivery schedule agreed upon by the parties.
18.3.5 SUPPLIER shall promptly provide all BUYER Properties to BUYER, at BUYER’s expense. To the extent that BUYER has exercised its option to purchase Necessary Materials upon termination of this Agreement, BUYER agrees to pay a reasonable one-time fee to SUPPLIER to be negotiated in good faith by the parties at the time of termination, taking into consideration the condition and fair market value of the items. In addition, SUPPLIER shall promptly transfer to BUYER any title and/or license with respect to the Necessary Materials held in its name.
18.4 Payments following Termination. In the event of termination of this Agreement or a Statement of Work or Purchase Order for convenience, BUYER shall pay SUPPLIER for all Products and/or services provided up to the effective date of termination as specified in the Agreement and/or the applicable Statement of Work or Purchase Order. With regard to BUYER’s termination of a Purchase Order for convenience, nothing set forth herein in Section 18.4 shall have any effect to limit BUYER’s obligations pursuant to Section 6.4.1 “Effect of Cancellation/Reduction of Products under a Purchase Order”.
18.4.1 Completed Products or services: BUYER shall pay SUPPLIER for the purchase price of any completed Products or services required for a Purchase Order prior to the date of SUPPLIER’s receipt of BUYER’s Termination or Suspension Notice (“Notice Date”). BUYER shall not be required to pay for any Products or services completed after the Notice Date without BUYER’s written consent.
18.4.2 Product WIP and Raw Materials: BUYER shall pay SUPPLIER the reasonable and actual costs incurred by Supplier, prior to the Notice Date, for Raw Materials (on-hand and on-order) and WIP for the canceled or changed portion of the order plus Indirect Support Costs. In all cases, however, the SUPPLIER’s recovery will be limited as follows: (a) SUPPLIER will only be reimbursed for Raw Materials (on-hand and on-order), MOQ and WIP which are not cancelable, saleable, or otherwise usable by SUPPLIER; (b) The reasonable manufacturing cycle time period for the Products in question will be the maximum period for which SUPPLIER may claim WIP costs prior to the Notice Date; and (c) The reasonable Lead-time necessary to order Raw Materials for the Products in question will be the maximum period for which SUPPLIER may claim Raw Materials’ costs prior to the Cancel Date.
18.5 Transition Services. Upon expiration or termination of this Agreement, BUYER may request that SUPPLIER provide transition services to BUYER to ensure an orderly transfer of services to BUYER or any other third party BUYER may designate as a successor to SUPPLIER. Transition services, if any, will be undertaken at agreed upon rates in accordance with the terms of a Statement or Work or change request, signed by both parties. During any such transition period SUPPLIER agrees to maintain the same level of performance of services and use its best efforts to cooperate with BUYER and the successor to effect an orderly and efficient transition.
Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

MANUFACTURING AND PURCHASE AGREEMENT
19. Force Majeure/Business Continuity Plan
19.1 Business Continuity Plan. Beginning thirty (30) days following the Effective Date of this Agreement and continuing through the termination or expiration of this Agreement, SUPPLIER shall maintain a mutually agreeable Business Continuity Plan to ensure the uninterrupted flow of Product to BUYER in the case of the diminution or cessation of operations of SUPPLIER for any reason that may affect BUYER’s relationships with BUYER’s customers including Force Majeure. SUPPLIER shall provide such Business Continuity Plan to BUYER for BUYER’s review no later than thirty (30) days from the date of this Agreement. If a catastrophic event occurs including Force Majeure, SUPPLIER shall notify BUYER immediately of the situation and shall implement, within three (3) days, the Business Continuity Plan to resolve the problem. Only if SUPPLIER complies with the obligations set forth in this Section 19.1 will SUPPLIER be temporarily relieved of its obligations under this Agreement.
19.2 Force Majeure. Subject to Section 19.1 above, neither party shall be liable for any delay in performance or non-performance (including payment obligations), directly or indirectly caused by Act of God, fire, explosion, flood, war, act of terrorism, act of, or authorized by any government, accident or any other circumstances beyond the control of the Party. Any Party so delayed in its performance will immediately notify the other by email or telephone or by the most timely means otherwise available.
20. Insolvency
In the event that a party:
(a)	Becomes insolvent or unable to pay its debts or perform its obligations as they mature;

(b)	Becomes the subject of any voluntary or involuntary proceeding in liquidation, dissolution, receivership, attachment, composition or general assignment for the benefit of creditors; or

(c)	Pursues any other remedies under any other law relating to relief for debtors,
Then such party will provide prompt notice to the other and reasonable assurances therefore, as may be requested from the other party from time to time, that it can and will perform its obligations under this Agreement. If such notices or assurances are not received in a timely manner or are not reasonably satisfactory to the party receiving the assurances, then such party may terminate any Statement of Work or Purchase Order or this Agreement in whole or in part.
21. Governing Law
This Agreement shall be construed, governed and interpreted in accordance with the laws of the United States of America and the State of California, without regard to choice of law principles. The U.N. Convention on Contracts for the International Sale of Goods does not apply to this Agreement.
22. Disputes
All disputes arising out of or relating to this Agreement will be resolved by binding arbitration to take place in County of Santa Clara, State of California, United States of America, under the Rules of Arbitration of the International Chamber of Commerce (the “RAICC”). The arbitration administration and appointing authority will be the International Chamber of Commerce (the “ICC”), and the arbitrator(s) shall apply the governing law as set forth in Section 21, to decide the dispute. The arbitration will be conducted by a panel of three arbitrators, one chosen by each party to this Agreement and the third by agreement of the parties; failing agreement within thirty (30) days of commencement of the arbitration proceeding, the ICC will appoint the third arbitrator in accordance with the RAICC. The proceedings will be confidential and conducted in English. The arbitral tribunal will have the authority to grant any equitable and legal remedies that would be available in any judicial proceeding instituted to resolve a disputed matter. The arbitration award will be final and binding on the parties and the award may be entered by any court of competent jurisdiction, and each of the parties irrevocably submits to the jurisdiction of such court for confirmation and/or recognition and/or enforcement of any award rendered by the arbitral tribunal in accordance with, inter alia, the United Nations Convention on the Recognition and Enforcement of Foreign Arbitral Awards. The arbitral tribunal will determine how the parties will bear the costs of the arbitration. Notwithstanding the foregoing, with respect to claims relating to intellectual property, each party will have the right at any time to immediately seek injunctive relief, an award of specific performance or any other equitable relief against the other party in any court or other tribunal of competent jurisdiction. During the pendency of any arbitration or other proceeding relating to a dispute between the parties, each party will continue to exercise its remaining respective rights and fulfill its
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MANUFACTURING AND PURCHASE AGREEMENT
remaining respective obligations under this Agreement. SUPPLIER hereby consents to being served outside the State of California, United States of America with any documents relating to any dispute, or proceedings in any court, permitted under this Agreement. The rights and remedies provided by this Agreement shall be cumulative and in addition to any other rights and remedies provided by law or equity or those provided under the Uniform Commercial Code. The failure or delay of either party to insist on performance of any provision of this Agreement, or to exercise any right or remedy available under this Agreement, shall not be construed as a waiver of that or any other provision (or any right or remedy with respect thereto) with respect to any failure or delay that has or may later occur. If any provision of this Agreement is or becomes void or unenforceable by operation of law, the remaining provisions shall be valid and enforceable. No part of this Agreement may be assigned or subcontracted by either party without the prior written approval of the other party.
23. Compliance with Laws
23.1 SUPPLIER shall comply with all applicable laws and regulations and shall monitor any modifications to them. This includes, but is not limited to, the laws and regulations governing the following: environmental, health, safety, labor, employment, child labor, intellectual property, discrimination and human rights. SUPPLIER shall comply with the standards of the industry. SUPPLIER must not use forced labor. SUPPLIER shall ensure the compliance of BUYER’s Products with specific legal requirements applicable to the countries into which Products are being sold to BUYER to the extent that the Specifications are in compliance with such specific legal requirements.
23.2 Export Compliance
23.2.1 SUPPLIER shall promptly notify, and provide Buyer with, necessary or applicable supporting documents, permits, approvals or information required to comply with export or import regulations and/or BUYER policy, including manufacturer’s affidavit, certificate of origin, manufacturer’s safety data sheet and other items.
23.2.2 Transfer, export, re-export or import of Product, software or technology may require an approved government license, permit, or other authorization from the applicable government(s). Each party shall comply, at its own expense, with all applicable import and export laws, restrictions, and regulations of the United States and all other applicable foreign governments relevant to such party.
23.2.3 Each party hereby acknowledges that it will not export any Product, related documentation or technical data without first obtaining the required export licenses. SUPPLIER hereby agrees to comply with the requirements of the U.S. Foreign Corrupt Practices Act (“Act”) and shall refrain from making any payments to third parties that would cause SUPPLIER or BUYER to violate the Act.
23.2.4 The Parties agree to comply with all laws, ordinances, rules, regulations, and other requirements of all governmental units or agencies, including obtaining all import/export and other permits, certificates, and licenses required by foreign jurisdictions.
24. Indemnification
24.1 General SUPPLIER Indemnification: SUPPLIER is solely responsible for and shall indemnify, defend and hold BUYER and its respective directors, officers, agents, employees and customers (each a “BUYER Indemnitee”) harmless from and against all claims, demands, threats, damages, losses, liabilities, costs, expenses and reasonable attorney’s fees (collectively “Damages”) arising out of a claim by a third party against a BUYER Indemnitee resulting from or alleged to have resulted from non-payment of items purchased by SUPPLIER for BUYER under this Agreement, any defect in SUPPLIER’s workmanship or failure of SUPPLIER to comply with BUYER’s Specifications. BUYER will provide SUPPLIER with prompt written notice of the claim and permit SUPPLIER, at SUPPLIER’s expense, to control the defense, settlement, adjustment or compromise of any such claim. BUYER may employ counsel at its own expense to assist it with respect to any such claim. SUPPLIER shall not compromise or settle any claim (or portions thereof) or consent to the entry of any judgment that imposes material obligations on any BUYER Indemnitee without an unconditional release of all liability of the BUYER Indemnitee as to each claimant or plaintiff.
24.2 General BUYER Indemnification: BUYER is solely responsible for and shall indemnify, defend and hold SUPPLIER and its respective directors, officers, agents, employees and customers (each a “SUPPLIER Indemnitee”) harmless from and against all claims, demands, threats, damages, losses, liabilities, costs, expenses and reasonable attorney’s fees (collectively “Damages”) arising out of a claim by a third party against a SUPPLIER Indemnitee resulting from or alleged to have resulted from any design or Specifications or use of BUYER’s Product under or related to this Agreement (“General BUYER Indemnification”). However, the General BUYER Indemnification shall not apply to claims the subject of BUYER’s Infringement Indemnification in Section 24.4. SUPPLIER will provide BUYER with prompt written notice of the claim and permit BUYER, at BUYER’s expense, to control the defense, settlement, adjustment or compromise of any such claim. SUPPLIER may employ counsel at its own expense to assist it with respect to any such claim. BUYER shall not settle any claim (or portions thereof) or consent to the entry of any judgment that imposes material obligations on any SUPPLIER Indemnitee without an unconditional release of all liability of the SUPPLIER Indemnitee as to each claimant or plaintiff
Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

MANUFACTURING AND PURCHASE AGREEMENT
24.3 SUPPLIER Infringement Indemnification: SUPPLIER shall indemnify and hold harmless BUYER, and, at BUYER’s request, defend BUYER and the BUYER Indemnitees from and against any Damages arising from or relating to any claim that BUYER infringes any proprietary rights of any third party as a result of the actual or alleged infringement of any patent, copyright, trade secret, trademark, mask work or other third party right worldwide arising from or related to the manufacture of any Products or services furnished by SUPPLIER under this Agreement. BUYER will provide SUPPLIER with prompt written notice of the claim and permit SUPPLIER, at SUPPLIER’s expense, to control the defense, settlement, adjustment or compromise of any such claim. BUYER may employ counsel at its own expense to assist it with respect to any such claim. SUPPLIER shall not compromise or settle any claim (or portions thereof) or consent to the entry of any judgment that imposes material obligations on any BUYER Indemnitee without an unconditional release of all liability of the BUYER Indemnitee as to each claimant or plaintiff.
24.3.1 If the exercise by BUYER or any BUYER Indemnitee of any rights granted herein is enjoined, or in BUYER’s reasonable opinion is likely to be enjoined, at BUYER’s request and option, and without prejudice to any other rights and remedies Buyer otherwise may have at law, in equity, or under this Agreement, SUPPLIER shall, at its expense, use its best efforts to:
(a)	Procure from the person(s) claiming infringement a license for BUYER to continue to exercise all rights granted under this Agreement; or,

(b)	Modify, without diminishing existing functionality, the allegedly infringing item to avoid infringement.
If options (a) and (b) cannot be accomplished despite such attempts, then, in addition to any other rights at law or in equity or otherwise provided for in this Agreement, SUPPLIER shall refund to BUYER all amounts previously paid to SUPPLIER under this Agreement related to such infringing item.
24.4 BUYER Infringement Indemnification: BUYER shall indemnify and hold harmless SUPPLIER, and, at SUPPLIER’s request, defend SUPPLIER and the SUPPLIER Indemnitees from and against any Damages arising from or relating to any claim that SUPPLIER infringes any proprietary rights of any third party as a result of the actual or alleged infringement of any patent, copyright, trade secret, trademark, mask work or other third party right worldwide arising from or related to the use or sale by BUYER of any Products manufactured by SUPPLIER in accordance with the Specifications under this Agreement. SUPPLIER will provide BUYER with prompt written notice of the claim and permit BUYER, at BUYER’s expense, to control the defense, settlement, adjustment or compromise of any such claim. SUPPLIER may employ counsel at its own expense to assist it with respect to any such claim. BUYER shall not settle any claim (or portions thereof) or consent to the entry of any judgment that imposes material obligations on any SUPPLIER Indemnitee without an unconditional release of all liability of the SUPPLIER Indemnitee as to each claimant or plaintiff.
25. LIMITATION OF LIABILITY
25.1 EXCEPT FOR LIABILITY RESULTING FROM A PARTY’S INFRINGEMENT INDEMNIFICATION OBLIGATIONS UNDER THIS AGREEMENT OR A PARTY’S BREACH OF ANY OBLIGATION OF CONFIDENTIALITY, IN NO EVENT SHALL EITHER PARTY OR THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS BE LIABLE FOR ANY INDIRECT, SPECIAL, PUNITIVE, EXEMPLARY, OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING BUT NOT LIMITED TO LOST PROFITS, WITH RESPECT TO THIS AGREEMENT, EVEN IF THE PARTIES HAVE BEEN ADVISED OF THE POSSIBILITY OF THE SAME OR EVEN IF SAME WERE REASONABLY FORESEEABLE.
25.2 Except for liability resulting from a party’s breach of any obligation of confidentiality, the entire and aggregate liability of a party and the other party’s exclusive remedy for all claims of any nature against such party shall not exceed the lesser of: [***]
25.3 Nothing in any of either party’s documentation, any Statement of Work or any Purchase Order shall have the effect of extending or changing the liabilities of the parties, their directors, officers, employees and agents as provided for in this Section.
Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

MANUFACTURING AND PURCHASE AGREEMENT
25.4 The provisions of this Section apply whether the claim for damages arises a result of contract, tort (including negligence), or any other statutory, legal or equitable grounds.
26. Audits
26.1 SUPPLIER shall keep and maintain accurate records relevant to this Agreement and all Statements of Work and Purchase Orders issued hereunder for a period of seven (7) years after final payment under this Agreement. Subject to reasonable confidentiality restrictions imposed by SUPPLIER, SUPPLIER shall permit the authorized representative of BUYER or its designee or both at any reasonable time to inspect or audit certain data. If BUYER requests any data in a format that SUPPLIER is unable to provide to BUYER due to SUPPLIER’s existing confidentiality obligations to any third party, then SUPPLIER will provide the requested data in an alternative form or format, to be determined by SUPPLIER, as required to comply with its confidentiality obligations.
26.2 SUPPLIER warrants and represents that it has internal controls in place, as well as auditing procedures (scheduled and random), consistent with industry best practices and standards. SUPPLIER will provide, at SUPPLIER’s sole expense, to BUYER, on an annual basis, a SAS 70 Type II report expressing an independent opinion about the adequacy of SUPPLIER’s financial control environment and the corresponding operating effectiveness of the controls performed by SUPPLIER upon which BUYER relies.
26.3 Subject to reasonable confidentiality restrictions imposed by SUPPLIER, agreed to by BUYER, BUYER, or its authorized agent, shall have the right to audit and review records and all facilities as required to verify compliance and adherence to the terms of this Agreement. If BUYER requests any records in a format that SUPPLIER is unable to provide to BUYER due to SUPPLIER’s existing confidentiality obligations to any third party, then SUPPLIER will provide the requested information included in such records in an alternative form or format, to be determined by SUPPLIER, as required to comply with its confidentiality obligations. Such audit may be conducted any time during the term of the Agreement, after BUYER provides written notice at least five (5) Business Days in advance and shall take place during SUPPLIER’s normal business hours. In the event an audit determines non-compliance with the terms of the Agreement, SUPPLIER shall bear the costs of the audit.
26.4 Where applicable, BUYER may impose additional audit requirements where deficiencies in compliance are determined as related to support of the terms of this Agreement. Such additional audit requirements shall be subject to the same limitations set forth herein at section 26.
27. Acquisition. For any business where BUYER acquires a controlling interest:
27.1 If that acquired business has an existing agreement with SUPPLIER, the volume purchased under that agreement will be included in the then-current BUYER volume discount calculations immediately for discount purposes (retroactive to the beginning of the then-current measurement period for determining the discount); and
27.2 If that acquired business has more favorable commercial terms in its existing agreement with SUPPLIER than BUYER has in this Agreement, the more favorable commercial terms will immediately apply to this Agreement; and
27.3 This Agreement, as modified by section 27.1.2, will apply to both BUYER and that acquired business immediately.
28. Insurance
28.1 Minimum Insurance Required. During the term of this Agreement, SUPPLIER will obtain and maintain at its sole expense, with financially reputable insurers licensed to do business in all jurisdictions where Products are manufactured and services are performed, liability insurance sufficient to protect BUYER from any claims described herein, and in any event no less than the policies and limits set forth below. SUPPLIER will pay the premiums therefore, and deliver to BUYER, upon execution of this Agreement, proof of such insurance.

Minimum Coverage	Limits
1) Worker’s Compensation	Statutory
2) Employer’s Liability	$500,000 each accident
4) Automobile Liability Insurance	$1,000,000 each occurrence
5) Commercial General Liability	$10,000,000
Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

MANUFACTURING AND PURCHASE AGREEMENT
28.2 Where applicable, BUYER may propose additional insurance requirements based upon the nature of the specific Products and services to be purchased from SUPPLIER. Such additional requirements shall be outlined in an “Additional Insurance Requirements” Exhibit to this Agreement and agreed upon by the parties.
28.3 Every insurance policy providing the coverage required in this Section shall contain the following or equivalent clause: “No reduction, cancellation or expiration of the policy shall be effective until thirty (30) days from the date written notice thereof is actually received by SUPPLIER.” Upon receipt of any notice of reduction, cancellation or expiration, SUPPLIER shall immediately notify BUYER.
28.4 BUYER and its affiliates shall be named as an additional insured under the Commercial General Liability Insurance policies described in this Section. SUPPLIER waives all rights of recovery against BUYER and its affiliates for any loss or damage covered by the Commercial General Liability Insurance policies.
28.5 SUPPLIER is solely responsible for the claims of its employees and shall release, defend, and indemnify BUYER and its affiliates from and against such claims.
28.6 The complete or partial failure of SUPPLIER’s insurance carrier to fully protect and indemnify BUYER and its affiliates or the inadequacy of the insurance coverage shall not in any way lessen or affect the obligations of SUPPLIER to indemnify BUYER or its affiliates.
29. Notices
Any notice or other document or communication required or permitted hereunder to the parties hereto will be deemed to have been duly given only if in writing and delivered by any of the following methods: (i) certified U.S. mail, return receipt requested, postage prepaid; or (ii) deposit with a recognized commercial overnight courier service, fees prepaid, in each case delivered to the addresses of the receiving parties set forth below or such other addresses as such parties may subsequently dictate according to the notice provisions hereof. Notice is deemed to have been given five (5) Business Days after deposit in the mail or one day after deposit with overnight carrier or delivery service, except that notice of change of address is effective only upon receipt. Notice is not deemed to have been given to either party unless the notice to the receiving party’s General Counsel has been delivered.
If to SUPPLIER, all notices shall be addressed and delivered to:
Fabrinet
C/O Fabrinet USA, Inc.
4104-24th Street, Suite 345
San Francisco, CA 94114
Attention: General Counsel
Telephone: 619-246-0097
Facsimile: 619-374-2540
If to BUYER, all notices shall be addressed and delivered to:
Oclaro Inc.
2560 Junction Ave.
San Jose, CA 94538
Attention: General Counsel
Telephone: 408-813-5522
Facsimile:
Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

MANUFACTURING AND PURCHASE AGREEMENT
30. Amendment
Any and all amendments, alterations, or additions to this Agreement must be in writing and executed by SUPPLIER and an authorized representative of BUYER. No modifications to this Agreement proposed by SUPPLIER, or “riders” whether inserted in the page margins or attached on separate pages, shall be binding on BUYER unless signed or initialed by a duly authorized representative of BUYER.
31. Waiver
The failure of either party at any time to require performance by the other party of any provision hereof will not affect in any way the right to require such performance at any time thereafter. The waiver by either party of a breach of any provision hereof will not be taken or held by the other party to be a waiver of the provision itself unless such a waiver is expressed in writing.
32. Severability
32.1 Any provision in this Agreement which is held to be illegal or unenforceable in any jurisdiction shall be ineffective to the extent of such illegality or unenforceability without invalidating the remaining provisions and any such illegal or unenforceable provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the parties in accordance with applicable law.
32.2 IT IS EXPRESSLY AGREED THAT EACH PROVISION OF THIS AGREEMENT (INCLUDING THE STATEMENT(S) OF WORK and PURCHASE ORDERS) THAT PROVIDES FOR A LIMITATION OF LIABILITY OR REMEDIES, DISCLAIMER OF WARRANTIES, INDEMNIFICATION OF A PARTY OR EXCLUSION OF DAMAGES OR OTHER REMEDIES IS SEVERABLE AND INDEPENDENT OF ANY OTHER PROVISION AND IS INTENDED TO BE ENFORCED AS SUCH. FURTHER, IT IS EXPRESSLY AGREED THAT IN THE EVENT ANY REMEDY UNDER THIS AGREEMENT IS DETERMINED TO HAVE FAILED OF ITS ESSENTIAL PURPOSE, ALL LIMITATIONS OF LIABILITY AND EXCLUSIONS OF DAMAGES OR OTHER REMEDIES SET FORTH IN THIS AGREEMENT SHALL REMAIN IN EFFECT.
33. Survival
The provisions of this Agreement that would naturally survive termination shall so survive.
34. Agreement of Precedence
Each Statement of Work and Purchase Order shall be governed by the terms of this Agreement and the terms set out in the Statement of Work or Purchase Order. In the event of any conflict or inconsistency between the provisions of this Agreement and any Joint Service Agreement, Statement of Work or Purchase Order, the same shall be resolved by giving precedence to this Agreement (including any exhibits or addenda).
35. Counterparts
This Agreement may be signed in counterparts, including but not limited to facsimile or scanned versions of the full document, each of which shall be deemed to be an original but all of which shall constitute an original and the same instrument.
36. Entire Agreement
This Agreement, together with all valid attachments, exhibits, supplemental sheets and riders, constitutes the entire understanding and agreement of the Parties with respect to the subject matter hereof, and supersedes all prior or contemporaneous communications, understandings, representations and agreement, whether written or oral, with respect to such subject matter.
Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

MANUFACTURING AND PURCHASE AGREEMENT
IN WITNESS WHEREOF the parties have executed this Agreement on the day and year first above written.

OCLARO INC	FABRINET

Date	Date

Signature	Signature

Printed Name	Printed Name

Title	Title
Confidential treatment is being requested for portions of this document. This copy of the document filed as an exhibit omits the confidential information subject to the confidentiality request. Omissions are designated by the symbol [***]. A complete version of this document has been filed separately with the Securities and Exchange Commission.

MANUFACTURING AND PURCHASE AGREEMENT

Exhibit A
APPROVED MANUFACTURING LOCATIONS
1. Approved Manufacturing Locations.
Fabrinet Pinehurst facility
2. Program Management (to be included in JSA).
SUPPLIER shall propose a program management team (“Team”) for each Approved Manufacturing Location. Each Team will have a Program Manager as the primary contact person working with BUYER in connection with the manufacturing of the Products at the applicable location. Each Team shall be set forth on this Exhibit A. Each Team shall be subject to BUYER’s written approval. SUPPLIER may change a Team member upon prior written approval from BUYER. Prior to assignment by SUPPLIER of a new Program Manager, BUYER reserves the right to interview and approve all potential candidates, either existing SUPPLIER employees or new hire candidates.

Role	NPI	Production
Program Manager
Manufacturing Engineer
Test Engineer
Buyer
Planner
Quality
SUPPLIER Management Team:
•	TCS Manager / Dir. Ops:

•	Dir., Sales & Marketing:

•	General Manager—US:

•	Dir., Alliance Management:

MANUFACTURING AND PURCHASE AGREEMENT

Exhibit B
BUILD REQUEST AND BUILD PLAN FORM
These forms are set forth for example only. The parties may mutually agree in writing to any change in format.
Build Request
The Build Request is provided by BUYER to SUPPLIER at least monthly.
Build Request Form (BUYER Requested MPS)

Units
Product	Wk1	Wk2	...	Wk26	Mo7	Mo8	...	Mo12
Name, #
Name, #
Name, #
Name, #
Name, #
Build Plan
The Build Plan is provided by SUPPLIER to BUYER, after receiving Build Request, and then jointly reviewed. The proposed Build Plan is discussed, any adjustments are made, and the Build Plan is agreed upon jointly. The updated and agreed upon Build Plan is then published by SUPPLIER.
Build Plan Form (SUPPLIER Committed MPS)

Units
Product	Wk1	Wk2	...	Wk26	Mo7	Mo8	...	Mo12
Name, #
Name, #
Name, #
Name, #
Name, #

MANUFACTURING AND PURCHASE AGREEMENT

Exhibit C
PRODUCT LIST, PRICES AND SHIPPING TERMS
Description of Products
Specific Products to be manufactured by SUPPLIER for BUYER will be specified in the Statement of Work and Build Request.
Product Price
The unit prices charged by SUPPLIER for the Products shall be those set forth on the applicable Statement of Work, less the applicable discount, if any, stated therein. SUPPLIER shall be solely responsible for the purchase of all Components and parts required for manufacture production of the Products within the Lead-time. [***]. Prices are exclusive of costs of Product delivery, insurance, taxes, customs, duties, landing, storage and handling fees included in the original price quotation, and/or cost for documents or certificates required for Product exportation or importation.
Out of Warranty Repair Charge
Out of warranty repair requirements will be defined and set forth on each Statement of Work. If desired, BUYER may request SUPPLIER to repair out of warranty products. For such products, BUYER and SUPPLIER will agree on pricing in the applicable Statement of Work.
Invoices
Unless otherwise set forth on the applicable Statement of Work, subject to acceptance of Products as provided in Section 10 of the Agreement, BUYER shall make payment for the invoices [***].
Product Pricing
Definitions:
CM G&A means the SUPPLIER’s general and administrative costs including the cost of capital for the purposes of pricing
CM Profit means the amount of SUPPLIER’s profit for the purposes of pricing
CM Mark-Up means the CM G&A and CM Profit attributed to a Product by BUYER.
Consumables means the actual consumable consumption. Where allocation assumptions are required, allocation will be made on the basis of Direct Labor hours
Direct Labor means the actual fully-loaded direct labor cost applied to actual touch time per unit, including standard rate, “yielded rate”, and rework labor.
Direct Materials means the actual direct materials costs per unit, net of any discounts or rebates (BOM cost).
Facilities Costs means the actual costs for all facilities and infrastructure support for Products, including without limitation building and facilities staff; equipment; warehouse facilities and staff; security; maintenance. Where allocation assumptions are required, Facilities Costs will be allocated to Product families based upon their facility requirements and to Products within a Product family on the basis of Direct Labor hours.
Indirect Labor means the actual costs for all indirect support for Products including without limitation engineering, purchasing, maintenance, quality, planning, purchasing, etc. Where allocation assumptions are required, Indirect Labor costs will be allocated to Product families based upon their actual support and requirements and to Products within a Product family on the basis of Direct Labor hours.
Overhead means the Indirect Labor and Facilities Costs attributed to a Product by BUYER.
Scrap means the actual scrap rate, net of salvage/rework value
Variable Cost means the Direct Materials, Direct Labor, Scrap and Consumables attributed to a Product by BUYER.
Pricing Model
Pricing shall be determined and adjusted as set forth herein. The parties agree that the price shall consist of the sum of Variable Cost plus Overhead plus CM Mark-Ups, all as further illustrated in the Table C-1.

Table C-1

Cost Element	Components

Variable Cost	Direct Materials

Cost Element	Components

Direct Labor

Scrap

Consumables

Overhead	Indirect Labor

Facilities Costs

CM Mark-Ups	CM G&A, including cost of capital
CM Profit
Variable costs and Overhead shall be based upon the actual costs and the parties agree that BUYER shall have access to all documentation to determine actual costs. Overhead costs shall be determined as described herein. Upon notice, BUYER may audit SUPPLIER records to determine actual costs. CM Mark-Ups shall be based upon mutual agreement of the parties.
Furthermore, BUYER shall price Overhead by category of Product. Each Product will be assigned an overhead pricing category as described in Table C-2 and as illustrated in Table C-3, and all Products in that category will have the same Overhead rate.
Table C-2

Timing	Activity
Initial Cost Program Setup	• Assign product to an Overhead category containing like Products with similar support requirements.

• Establish actual costs for Indirect Labor and Facilities for each Product family.

• Define Overhead rates for each category as the median of per-unit costs for all Products in that category.

• Define boundaries of each category to be the midpoint between the Overhead rate for that category and the next lower/higher category.

•    Compare actual costs per Product to the category boundaries. Re-assign products to lower/higher categories when actual costs for that product are outside the boundaries for the initially-assigned category.

Annually	• Reset Overhead rates for each category based on current actual support costs, as mutually assessed and agreed.

• Establish quarterly volume forecast by Product family and volume variability limits which would shift the Product family to a higher/lower category.

MANUFACTURING AND PURCHASE AGREEMENT

Timing	Activity
Quarterly	Shift Products to different Overhead categories based on current actual support requirements, and establish the appropriate volume adjustment to reflect prior quarter actual family volumes.
Table C-3
Illustrative Example:

VALUES ARE FOR ILLUSTRATIVE EXAMPLE ONLY

Overhead Cost	Overhead Rate
Category	(per DL Hour)	Products
1	[***]	Product A, Product C, Product F, Product N
2	[***]	Product B, Product E, Product R
3	[***]	Product D, Product G, Product L, Product M
4	[***]	Product H, Product J, Product K
...	...	...
N	[***]	Product P
Overhead categories will be specified in the Statement of Work for a Product.
Overhead adjustments
On a quarterly basis, BUYER and SUPPLIER will adjust the Product family Overhead rate based upon the prior quarter actual volume for the Product family. In the case of volumes significantly above or below the volumes planned in the annual rate setting process, an adjustment factor shall be applied to the actual Overhead rate to compensate for Overhead over or under absorption as set forth in Table C-4 (“Adjustment Factor”). The quarterly rate will be calculated as follows: [Product family Overhead rate] x [Adjustment Factor].
Table C-4
Adjustment Factors :

Volume Deviation	Adjustment Factor	Adjustment Factor
from Plan	(Volumes above Plan)	(Volumes below Plan)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
BUYER shall establish the CM Mark-Up by reviewing CM G&A including all costs not otherwise defined as Variable Cost or Overhead as well as the CM Profit and expressed as a percentage of total cost (Variable Cost + Overhead).

MANUFACTURING AND PURCHASE AGREEMENT
NPI Pricing
BUYER shall establish pricing for newly introduced Products (NPI) as described herein.
(i)Variable Cost will be priced in the same manner as described above
(ii) Overhead will be priced as follows: Upon SUPPLIER’s award of a new Product, SUPPLIER and BUYER shall determine: (a) the cost of Overhead, (b) the Overhead category for the initial ramp period for NPI based upon additional support requirements; (c) the Overhead category for volume production (based on the anticipated support requirements for volume production), and (d) the timing required to reach volume production as a result of a ramp plan including the anticipated calendar quarter of migration from NPI to volume production, The Product will shift Overhead categories as part of a quarterly reassignment for all Products at which time any significant departures from the ramp plan will be addressed.
(iii) CM Mark-up will be priced equal to the CM Mark-Up for volume production.
Volume Discounts
For each Product, BUYER shall establish volume discounts for Overhead and CM Mark-Ups upon Product volume reaching established thresholds. For Overhead, BUYER shall set a percentage change in the Overhead cost for all Overhead categories based on a set deviation from the standard volume in such Overhead categories. For CM Mark-Up, BUYER shall set a percentage reduction in the CM Mark-Up cost for all Products upon reaching a series of volume thresholds using the prior quarter’s actual total business volume with the SUPPLIER as set forth in Table C-5.
Overhead and CM Mark-Up rates based upon volume shall be established/reset on an annual basis, and applied each quarter using volumes from the prior quarter except as adjusted in Section 27 above
Table C-5
Volume price adjustments will be calculated as follows:

Profit Margin
Revenue (Quarterly)	SG&A Adjustment	Adjustment
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Adjustments for yield variability
Scrap will be adjusted quarterly, with within-quarter adjustments if outside [***] from the current quarter’s agreed value.

MANUFACTURING AND PURCHASE AGREEMENT
Baseline for Transition to New Cost Model
At the time of transition to the new cost model, the baseline level of support provided by SUPPLIER is as follows:
Indirect Labor and Facilities Allocated to Product Lines:

Product	MIM(VOA)

Overhead Detail

Indirect Labor	Staffing
Director	[***]
Manager	[***]
Sr. Eng	[***]
Eng (Assy/Test)	[***]
Tech	[***]
Materials	[***]
QA Engineer	[***]
QA Operator	[***]
Operators	[***]
Trainer	[***]
MH	[***]
Production Support	[***]
Supervisor	[***]

[***]

Facilities	SQft Required
Mfg Space	[***]

Product	HPL

Overhead Detail

Indirect Labor	Staffing
Director	[***]
Manager	[***]
Sr. Eng	[***]
Eng (Assy/Test)	[***]
Tech	[***]
Materials	[***]

MANUFACTURING AND PURCHASE AGREEMENT

QA Engineer	[***]
QA Operator	[***]
Operators	[***]
Trainer	[***]
MH	[***]
Production Support	[***]
Supervisor	[***]

[***]

Facilities	SQft Required
Mfg Space	[***]

Product	EDFA

Overhead Detail

Indirect Labor	Staffing
Director	[***]
Manager	[***]
Sr. Eng	[***]
Eng (Assy/Test)	[***]
Tech	[***]
Materials	[***]
QA Engineer	[***]
QA Operator	[***]
Operators	[***]
Trainer	[***]
MH	[***]
Production Support	[***]
Supervisor	[***]

[***]

Facilities	SQft Required
Mfg Space	[***]

MANUFACTURING AND PURCHASE AGREEMENT

Product	MIM/NMS (Non VOA)

Overhead Detail

Indirect Labor	Staffing
Director	[***]
Manager	[***]
Sr. Eng	[***]
Eng (Assy/Test)	[***]
Tech	[***]
Materials	[***]
QA Engineer	[***]
QA Operator	[***]
Operators	[***]
Trainer	[***]
MH	[***]
Production Support	[***]
Supervisor	[***]

[***]

Facilities	SQft Required
Mfg Space	[***]

Product	MODULATOR

Overhead Detail

Indirect Labor	Staffing
Director	[***]
Manager	[***]
Sr. Eng	[***]
Eng (Assy/Test)	[***]
Tech	[***]
Materials	[***]
QA Engineer	[***]
QA Operator	[***]
Operators	[***]
Trainer	[***]
MH	[***]
Production Support	[***]
Supervisor	[***]

[***]

MANUFACTURING AND PURCHASE AGREEMENT

Facilities	SQft Required
Mfg Space	[***]

Product	TDC

Overhead Detail

Indirect Labor	Staffing
Director	[***]
Manager	[***]
Sr. Eng	[***]
Eng (Assy/Test)	[***]
Tech	[***]
Materials	[***]
QA Engineer	[***]
QA Operator	[***]
Operators	[***]
Trainer	[***]
MH	[***]
Production Support	[***]
Supervisor	[***]
[***]

Facilities	SQft Required
Mfg Space	[***]

MANUFACTURING AND PURCHASE AGREEMENT
Indirect Labor and Facilities Not Allocated Directly to Product Lines:
COMMON BU

Indirect Labor	Staffing
Director	[***]
Manager	[***]
Sr. Eng	[***]
Eng (Assy/Test)	[***]
Tech	[***]
Materials	[***]
QA Engineer	[***]
QA Operator	[***]
Operators	[***]
Trainer	[***]
MH	[***]
Production Support	[***]
Supervisor	[***]

[***]

SUPPORT TEAM

Indirect Labor	Staffing
Director	[***]
Manager	[***]
Sr. Eng	[***]
Eng (Assy/Test)	[***]
Tech	[***]
Materials	[***]
QA Engineer	[***]
QA Operator	[***]
Operators	[***]
Trainer	[***]
MH	[***]
Production Support	[***]
Supervisor	[***]

[***]

Facilities	SQft Required
Lab space	[***]
Warehouse space	[***]
Other

MANUFACTURING AND PURCHASE AGREEMENT
Exhibit D
EXAMPLE STATEMENT OF WORK
This Statement of Work is entered into as of <month>, <year>, between BUYER and SUPPLIER
WHEREAS, SUPPLIER is in the business of manufacturing products, including hardware and software products, on a contract basis for its customers;
WHEREAS, BUYER sells hardware and owns and licenses related software and technology;
WHEREAS, the parties intend for this document to serve as a Statement of Work under which SUPPLIER will manufacture and sell to Products to BUYER as defined in the terms set forth in this Statement of Work;
NOW, THEREFORE, in consideration of the promises and agreements of the parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
Product Names/ Numbers, Build Quantity, and Pricing

Pricing Model Component	Per-Unit Pricing
Direct Materials
Direct Labor
Scrap
Consumables
Freight
Indirect Labor
Facilities Costs
CM G&A, including cost of capital
CM Profit
Total Per-Unit Pricing

Product Name/Number	Build Quantity	Price/Unit	Extended Price

All prices are based on the agreed upon Overhead pricing matrix for these products per Exhibit C of the Manufacturing and Purchase agreement. If this Product is an NPI Product, the timing of Overhead pricing transition from introduction to volume production will be established as following:
MANUFACTURING AND PURCHASE AGREEMENT

Product Name/ Number	Fiscal Quarter	Overhead Rate

Price takedowns are agreed as follows:

Product Name/Number	Fiscal Quarter	Scheduled Price Reduction (%)

Delivery, Insurance and Taxes
If Product requires special instructions for delivery, insurance and taxes BUYER’s requirements will be specified in this section and will appear as separate line items on SUPPLIER’s invoice.
Lead Times

Product Name/Number	Lead Time

Specifications
Engineering Specifications for each Product are attached to this Statement of Work.
Manufacturing Location
All products under this Statement of Work will be manufactured at SUPPLIER’s facility:
SUPPLIER
Address1
Address2
City, State Zip
Materials
Unique Materials

Part Number	Description

MANUFACTURING AND PURCHASE AGREEMENT
Non Cancellable Non Returnable Materials

Part Number	Description

Schedule
Append transfer / transition / ramp schedule here, including milestones, target quantities, and target yields
Testing Requirements
Following are the testing requirements for each of the Products covered under this Statement or work.
•	First Article Inspection by SUPPLIER and BUYER

•	Automated Optical Inspection of all boards by SUPPLIER

•	Flying Probe test of all boards by SUPPLIER

•	Additional testing requirements as follow:
o
Quality Control Requirements
Append additional quality control requirements here.
Packing
All Products shall be packaged and prepared for shipment in a manner which (i) follows the requirements set forth by BUYER, (ii) follows good commercial practice, (iii) is acceptable to common carriers for shipment, and (iv) is adequate to ensure safe arrival. Each shipment shall be accompanied by a packing slip which will include BUYER’s part numbers, Purchase Order number, the quantity shipped, and country of origin. Shipping marks and labels shall not contain any identifying references such as Product names and model numbers, to minimize the risk of theft and shrinkage.
Additional packing instructions follow:
Shipping
All shipment of Product shall be as specified in the Manufacturing and Purchase Agreement except as specified in this section.

MANUFACTURING AND PURCHASE AGREEMENT
Exhibit E
BUYER TRADEMARKS
This page intentionally left blank.

MANUFACTURING AND PURCHASE AGREEMENT
Exhibit F
SHIPPING TERMS
Shipping
Unless otherwise agreed by the parties and set forth on the applicable Statement of Work, all shipment of Product shall be [***]. Title and risk of loss shall pass to BUYER upon SUPPLIER’s tender of delivery to the common carrier or BUYER’s designee at SUPPLIER’s shipping dock. All shipments will be charged directly to BUYER.

MANUFACTURING AND PURCHASE AGREEMENT
Exhibit G
PURCHASE PRICE VARIANCE FORM
[EXAMPLE]

					SUPPLIER		Current				Qty
Buyer					Site	SUPPLIER	QtrStd	Total		Unit	Received
Component		SUPPLIER			Buyer	Commodity	W/	Lead	Purchase	PPV	Last	Extended	Explanation
Part No	Descr	Site	Mfc	MPN	Name	Mgr	BUYER	Time	Price	$	Month	PPV $	for PPV

MANUFACTURING AND PURCHASE AGREEMENT
Exhibit H
RETURN AND REPAIR SERVICES
1.	Product Repairs. SUPPLIER will repair a defective Product and forward the same back to BUYER or BUYER’s customer as requested by BUYER. SUPPLIER will Repair defective product to BUYER standards. SUPPLIER will upgrade repaired Product to the most recent BUYER approved ECO level. SUPPLIER shall charge rates as specified in a Statement of Work. Any Repair shall be warranted for the remainder of the warranty period or six (6) months, whichever is longer. This statement excludes Product which has been damaged by accident, abuse or misuse. BUYER reserves the option to perform out-of-warranty Repairs at Repair facilities designated by BUYER. In the event BUYER exercises the option to perform Repairs at such designated facilities, SUPPLIER shall provide all required product specifications, engineering documentation, and test and Repair procedures.

2.	Return Material Authorization (RMA). SUPPLIER shall provide BUYER with RMA procedures. The following procedure shall apply to SUPPLIER’s Repair of Products.
(i)	Turn-Around Time. SUPPLIER will use its best efforts to provide BUYER with a RMA number within one (1) Business Day after receipt of request. SUPPLIER will Repair the defective Product and forward the same back to BUYER within five (5) Business Days after receipt. SUPPLIER will provide expedited Repair service to accommodate BUYER emergency requirements at a minimal expedite charge, [***].

(ii)	Reporting. BUYER Repaired Products will be returned with a detailed Repair report for each unit. SUPPLIER will provide a monthly report of: (i) RMAs processed, including failure analysis and (ii) physical inventory of BUYER owned material. Upon special request, SUPPLIER will provide inventory status within two (2) Business Days.

(iii)	Shipping charges. SUPPLIER will pay shipping charges on all in-warranty Products shipped to SUPPLIER for Repair. BUYER will pay shipping charges on out-of-warranty Products shipped to SUPPLIER for Repair. SUPPLIER will pay shipping charges on Products returned to BUYER.

(iv)	Marking requirements. On all Products returned to BUYER, SUPPLIER will affix label that identifies Product, including model number, serial number, current hardware and/or software revision level, and RMA number.
3.	Problem with Specification or Component. If a defect in a Product is caused by (i) a design required by the Specifications or (ii) a failure by a Component required by the Specifications, SUPPLIER shall perform the obligations in this Exhibit H and BUYER shall pay to SUPPLIER the fees mutually agreed upon by the parties in advance in writing.

MANUFACTURING AND PURCHASE AGREEMENT

Exhibit I
QUALITY REQUIREMENTS
This Exhibit sets forth SUPPLIER’s obligations with respect to the quality of the Products. SUPPLIER agrees to conform to the minimum requirements established by the BUYER Quality Systems Requirements. In addition, SUPPLIER shall conform to SUPPLIER’s internal ISO 9002-compliant Quality Systems Requirements for the term of this Agreement.
1. SUPPLIER Quality Control Plan and Process Capability
SUPPLIER will establish, maintain and manage a quality assurance plan and program for the Products that is consistent with standard industry practices to ensure that the overall reliability, quality and performance objectives stated in the applicable Statement of Work are achieved and the Products comply with the Specifications (the “Quality Control Plan”). The Quality Control Plan is subject to BUYER’s prior written approval. BUYER will have the right during normal business hours to audit SUPPLIER’s compliance with the Quality Control Plan. Such audit will include, without limitation, BUYER’s access, on-line or otherwise, to SUPPLIER’s (i) Product test data and any statistical analysis of such data, (ii) Product improvement issues and data, (iii) Product time studies, test yields, repair and scrap reports, efficiency reports and incoming and outgoing inspection details, (iv) in-process repair and service repair and statistical data, and (v) corrective and preventive action systems. Such documentation will be logged into a permanent file and will be available for BUYER’s inspection at all times during the term of this Agreement.
As part of the Quality Control Plan, SUPPLIER is required to document and retain objective evidence of the following: a detailed production process flow showing how SUPPLIER will control the production system; receiving inspection and material certification processes; outgoing inspection, in-process inspection, calibration of all Inspection Measurement and Test Equipment (IMTE); Measurement Systems Analyses for all IMTE used in the production of BUYER Products; maintenance of all equipment defined in production process flow; an organizational chart which identifies the members of SUPPLIER team who formulate and execute SUPPLIER approach to quality; and title and number of all applicable documents.
2. Inspection and Testing
Products purchased pursuant to this Agreement shall be subject to initial inspection, testing, and acceptance or non-acceptance by BUYER, which shall occur within thirty (30) days of final test. SUPPLIER shall perform First Article Inspection (FAI). BUYER’s quality assurance personnel (“BUYER Quality Assurance”) may approve the Product for production, disapprove the Product for production or require immediate corrective action for all the non-conformances found during the FAI. BUYER may have the SUPPLIER approve or disapprove the Product for production with BUYER’s authorization. Any non-conformances shall be corrected within the time periods determined by BUYER.
SUPPLIER will manufacture the Products in accordance with the quality requirements, standards and expectations as set forth in the Specifications, and as otherwise mutually agreed upon by the parties in writing. SUPPLIER will not ship any Product to BUYER which is not in conformance with the Specifications, and shall provide certification with such Product shipment of such shipment’s conformity to the foregoing.
SUPPLIER agrees that it will perform testing and inspection of the Product as mutually agreed upon by the parties in writing prior to the delivery, pack out or distribution of the Products. The testing and inspection procedures shall be documented in the Quality Control Plan. Containment of defective Product either in work in progress (“WIP”) or packed and waiting for shipment shall begin immediately after the discovery of a defective Product. Should Products or SUPPLIER’s processes be found to be non-conforming, SUPPLIER shall notify BUYER Quality Assurance and withhold shipping Product until such non-conformance is resolved. SUPPLIER shall be wholly responsible for Products that fail to meet the acceptance criteria and/or Specifications.
In addition to the foregoing, all deliveries of Products are subject to, at BUYER’s option, BUYER’s inspection and testing, before final acceptance by BUYER. BUYER may inspect any Product within thirty (30) days after receipt of such Products and may reject any Product that fails to meet the Specifications. BUYER has the right to reject the order in whole or in part during such thirty (30) day period. To reject a Product, BUYER will, within such thirty (30) day period, notify SUPPLIER in writing of its rejection and request a Return Material Authorization (“RMA”) number.

MANUFACTURING AND PURCHASE AGREEMENT
3. Specifications
SUPPLIER agrees that all Products will conform to the Specifications established by BUYER for the part number stated on the Bill of Materials or the Purchase Order. Additionally all Products produced by SUPPLIER shall conform to the workmanship specifications of IPC-610 Class II, latest revision, and to all currently accepted commercial manufacturing practices.
4. Nonconforming Material
Any material identified as nonconforming material shall be isolated and segregated in a secure location. Nonconforming material shall be clearly identified with the SUPPLIER part number, the BUYER part number, reason for rejection and date of rejection. SUPPLIER must dispose of all nonconforming material within 96 hours of discovery of nonconformance. In the event that SUPPLIER, BUYER or a Component supplier identifies discrepant material in WIP Products, SUPPLIER shall immediately purge all discrepant material from WIP Products, remove such material from inventory and store it in the secure location. Upon completion of such purge procedure, SUPPLIER shall provide to BUYER written verification that WIP Products and inventory have been purged of the discrepant material.
5. Traceability
SUPPLIER shall provide electronic Product or Component serial number traceability for all units produced at SUPPLIER’s facility. The traceability process must have the capability to trace all in-coming material, WIP and all Products shipped from the SUPPLIER’s facility. The traceability process shall have the capability of detecting and rejecting any unit with a duplicate serial number either in WIP or already in the installed base. The traceability process shall meet BUYER’s requirements and be approved by BUYER.
6. Quality Performance
SUPPLIER shall comply with the quality performance metrics, including but not limited to, the following: Cumulative Yield, Defects per Million Opportunities (DPMO), defect and process paretos and corrective action for agreed upon process control points in the manufacturing process, incoming inspection or outgoing inspection.
7. Corrective Action
If upon inspection the Products do not comply with the Specifications, BUYER may issue a Corrective Action Request (CAR). SUPPLIER will comply with BUYER’s closed-loop quality and corrective action process associated with any CAR given by BUYER. The parties shall engage in continuous improvement activities to reach higher levels of Product quality and cost improvements, and SUPPLIER shall participate in quality performance reviews through meetings set forth in Section 14.2 below.
8. ISO Certification
SUPPLIER shall conform to the requirements of ISO 9002 and ISO 14000 at all times in manufacturing the Products hereunder. SUPPLIER warrants and represents that it currently is certified under ISO 9002 and ISO 14000, and during the term of this Agreement will remain ISO 9002 and ISO 14000 certified. If at any time hereafter certification under ISO 9002 or ISO 14000 is no longer generally appropriate, SUPPLIER will ensure that it is certified under another comparable or higher standard, which is acceptable to BUYER. Should SUPPLIER lose the ISO 9002 or ISO 14000 certification, SUPPLIER will immediately notify BUYER Quality Assurance in writing. SUPPLIER shall inform BUYER of the specific reason(s) for the loss of the certification. SUPPLIER shall inform BUYER of an Action Plan that defines the specifics of regaining compliance to ISO 9002 and/or ISO 14000 and defines the short-term corrective actions that will insulate BUYER from SUPPLIER noncompliance.
9. Defective Product
If SUPPLIER identifies defective Product(s) during the manufacturing process, pack out or distribution process, SUPPLIER shall notify BUYER Quality Assurance immediately. SUPPLIER shall implement appropriate actions that minimize the possibility that additional defective Products will be processed or delivered. SUPPLIER shall implement appropriate corrective actions to prevent reoccurrence of the defect. All corrective actions that affect Products are subject to approval by BUYER Quality Assurance. SUPPLIER shall respond to any defective Product as set forth in Section 14.3 below. Within 4 hours of discovery, SUPPLIER shall use best efforts to implement appropriate containment activity for: (1) all such Product, including WIP, finished goods and component level. SUPPLIER’s containment action shall also include identification by serial number, the manufacturing site for all defective Product and any other appropriate action to minimize the possibility that additional defective Products will be delivered to pack out, distribution or the customer; (2) shall notify BUYER of all such Product already shipped, including serial number, manufacture date and ship date; and (3) SUPPLIER shall submit the initial written response for short-term corrective action plan. In no event shall the implementation of the foregoing containment activities exceed twenty-four (24) hours of discovery. SUPPLIER further agrees to conduct a detailed root-cause failure analysis and to report the failure analysis data and root-cause correction plan to BUYER within a minimum of five (5) working days of notification of the defective Product. SUPPLIER agrees to preserve and maintain all data associated with Product and process failure analysis, corrective actions and to make that data available to BUYER upon request.

MANUFACTURING AND PURCHASE AGREEMENT
If the defective Product is not DOA and is situated outside of SUPPLIER’s facilities, then SUPPLIER shall promptly commit the necessary resources to repair the defective Product on-site at SUPPLIER’s facility and at SUPPLIER’s sole expense, including, without limitation, the costs of shipping the Product to and from SUPPLIER’s facility. In addition, SUPPLIER shall comply with BUYER’s closed-loop corrective action process. If the Product is DOA, SUPPLIER shall repair or replace the DOA Product in accordance with Section 13.1 of the Agreement.
10. Epidemic Failure
The terms and conditions defining Epidemic Failure shall be as specified in Section 10.5 of the Agreement.
11. RMA — Return Material Authorization
SUPPLIER shall provide a Return Materials Authorization (RMA) within 24 hours after receipt of request for an RMA from BUYER for a nonconforming or defective Product. After receipt of the written RMA number, BUYER or BUYER’s customer will return to SUPPLIER the rejected or defective Product, freight collect and properly insured, with the RMA number displayed on the outside of the carton.
12. Supplier Change Notification
Written approval from BUYER is required prior to the implementation of changes and deviations by SUPPLIER. Approval may be withheld at BUYER’s sole discretion. In the event an approved SUPPLIER-proposed change fails BUYER’s Product qualification, SUPPLIER is obligated to provide the existing qualified Product until the Product with the proposed change can be qualified. BUYER shall respond to the change or deviation request within fifteen (15) Business Days of receipt or the change or deviation will be deemed rejected. In the event SUPPLIER fails to follow the requirements defined herein, SUPPLIER assumes all costs and responsibilities for the Product affected by the change, including to, but not limited to, Product in transit, Product in finished goods inventory, and any Product located with a BUYER customer.
In the case of changes to materials or sources of supply, such notice shall be provided to BUYER no less than the [***]. Written approval from BUYER is required prior to the implementation of the requested change. If BUYER does not respond to the change request within fifteen (15) Business Days of receipt, the changes will be deemed rejected.
13. Site Assessments and Inspections at SUPPLIER Site
Upon two (2) Business Days’ notice, BUYER shall have the right to perform vendor qualifications and/or on-site inspections at SUPPLIER’s manufacturing facilities during SUPPLIER’s normal business hours. If an inspection or test is made on SUPPLIER’s premises, SUPPLIER shall provide BUYER’s inspectors with access to facilities and reasonable assistance at no additional charge. SUPPLIER shall also provide BUYER with final acceptance documentation/criteria. In the event that any on-site inspection of the Products indicates that the Products do not conform to the requirements of this Agreement, SUPPLIER shall not ship such Products to BUYER until such nonconformity has been corrected and BUYER has approved shipment of such Products in writing. This audit right does not limit BUYER’s right to perform additional acceptance testing at BUYER’s facilities.
14. Quality Goals and Support
Quality Performance and Goals
Depending on the exact processing and testing sequence used, quality performance metrics may include but are not limited to, the following:
•	SMT Yield (% and raw data)

•	ICT Yield (% and raw data)

•	Functional Test Yield (% and raw data)

•	Cumulative Yield (% and raw data)

•	Trend charts documenting each metric

•	Pareto of actual defects found for each yield metric

•	Pareto of cost of actual defects for each yield metric

•	DPMO calculations

MANUFACTURING AND PURCHASE AGREEMENT
Performance goals for the metrics utilized shall be mutually agreed to by the parties in writing prior to the first customer shipment of each Product. Reporting shall be accomplished via BUYER-approved electronic medium according to a schedule approved by BUYER Quality Assurance. SUPPLIER agrees to continually improve their performance against the goals and targets for the above categories and any other categories included by BUYER.
14.2 Quality Reviews and Continuous Improvement Meetings
•	SUPPLIER shall submit periodic reports via BUYER-approved electronic medium and on the BUYER-approved schedule. Each report concerning the Products which will, at a minimum, provide information regarding the production yield and major defect data for each Product in production during the applicable time period.

•	The parties shall participate in mutually agreed to cross-site, cross-supplier improvement projects.

•	The parties shall conduct quarterly business reviews. Such reviews shall be at a mutually agreed upon time and place.

MANUFACTURING AND PURCHASE AGREEMENT
Exhibit J
SECURITY PROVISIONS
This exhibit outlines SUPPLIER’s minimum security requirements and obligations for manufacturing and printing Products. This is a non-exclusive list. Additional or different measures than those outlined below may be required for SUPPLIER to comply with the terms and spirit of the Agreement.
To protect BUYER Intellectual Property Rights and based upon the type of Product being manufactured by SUPPLIER, SUPPLIER shall provide three levels of segregation (No Segregation, Partial Segregation and Full Segregation) as set forth in Table J-1 below and as shall be further defined by BUYER.
Table J-1

Category of Protection	No Segregation	Partial Segregation	Full Segregation
Facility	Shared	Shared	Dedicated, restricted access to Oclaro support only, frosted windows

Equipment	Shared	Mixed—some dedicated	Dedicated

Direct Labor	Shared	Shared	Shared, but will work with CM to avoid sharing DL with competitors

Product Engineers	Shared	Shared with non-competitors	Dedicated

Process Engineers	Shared	Shared	Dedicated

Test Engineers	Shared	Shared with non-competitors	Dedicated

Quality	Shared	Shared	Dedicated

Other IDL	Shared	Shared	Shared

Tours Allowed	Allowed	Only for customers in non-competitive industries (automotive, healthcare, etc.) or for customers sharing manufacturing lines with Oclaro	Not Allowed
General:
BUYER may, at its sole expense, perform a security assessment of SUPPLIER’s operations and assist the SUPPLIER in the development and implementation of cost effective security procedures for the protection of the BUYER’s Product.
SUPPLIER agrees, at its sole expense, to develop and maintain its own security procedures as they relate to the manufacture, handling, storage and transport of BUYER Product.
Should, as a part of its business model, SUPPLIER subcontract any portion of BUYER’s freight or warehousing business to a third party, SUPPLIER warrants that appropriate security procedures consistent with those employed by SUPPLIER and customarily used in the industry will be developed and maintained.

MANUFACTURING AND PURCHASE AGREEMENT
SUPPLIER agrees to designate a management-level employee to oversee the security function of their facilities. This individual will act as the security interface for all BUYER business, and will be available for reasonable periods of time to coordinate the
SUPPLIER’s security efforts with BUYER security management.
Handling Guidelines:
SUPPLIER shall provide a storage area for all units of the Product. This area will be designed to prevent unauthorized access as well as protect the Product from damage, loss and theft.
Product sealed in shipping boxes shall not be re-opened unless an inspection is necessary to determine the adequacy of packing; or the existence and/or extent of damage; or the accuracy of the description of contents; or the acceptability of the shipment for transportation in accordance with SUPPLIER tariffs.
SUPPLIER shall avoid exposing BUYER Product or materials to conditions that may cause damage. SUPPLIER must implement procedures for communicating incidents of damaged or loss of Product and/or materials to BUYER within 24 hours of each occurrence and a plan of action for preventing re-occurrence in the future.
SUPPLIER shall not pre-load Product into trailers or vehicles intended for later collection or shipment without the prior written authorization of BUYER.
If BUYER authorizes Product or materials to be stored in trailers parked within a facility’s truck yard, trailers must be sufficiently and adequately secured. Examples of security precautions to be taken for such freight include, without limitation: Pin locks, Padlocks on container or trailer doors, Numbered, logged, and inspected seals, containers or trailers backed up against each other or against a structure so that the unit’s cargo doors cannot be opened.
SUPPLIER’s Premises Protection:
At locations where Product will be stored in excess of six (6) hours, SUPPLIER will provide and maintain, at all times, adequate security and handling practices to allow continuous security monitoring and protection of BUYER product against fire, damage, and theft. The use of electronic security systems including intrusion detection and security camera systems is encouraged.
Control of BUYER freight information:
SUPPLIER agrees to implement and maintain adequate procedures and precautions for the protection of records involving BUYER and BUYER freight; such as load contents, customers’ identity, the times and dates of shipments, destinations, and shipping routes.
Hiring / Supervising / Training of Employees
SUPPLIER will ensure that all SUPPLIER’s employees and subcontracted personnel involved with handling or transportation of BUYER Products are subjected to vetting and background checks as permitted by local laws, regulations and availability, to confirm that such employees are free from records of criminal convictions involving drugs, theft, or dishonesty.
SUPPLIER agrees to provide security awareness orientation and training to each employee handling or transporting BUYER Product within thirty (30) days of hire.
SUPPLIER shall not allow unauthorized employees, temporary employees, contractors or visitors access to the BUYER inventory or controlled access areas.
Audits:
BUYER Security personnel and representatives of BUYER’s insurance carriers reserve the right to conduct security audits of the SUPPLIER’s premises and/or transit locations containing Product, and will report audit results and proposed corrections within thirty (30) days of the completed audit. Likewise, SUPPLIER will make every effort to ensure that its third-party forwarders and/or warehouses subcontracted to handle or store BUYER Product consent to these audit terms.

MANUFACTURING AND PURCHASE AGREEMENT
General Security Responsibilities:
SUPPLIER will report to BUYER and the proper legal authorities loss, theft or damage to the Products and/or Components used to make the Products and cooperate at all times with the subsequent investigation and documentation of each such incident. SUPPLIER will promptly complete loss / theft / damage investigations as such incidents are reported or made known. Results and/or conclusions are to be forwarded to the local BUYER security contact as this information is made available. BUYER security management shall be invited to participate in any investigation involving the loss of BUYER Product.
SUPPLIER will maintain written security operating procedures for BUYER Products and will ensure that those procedures are (1) consistent with these guidelines, (2) communicated clearly, prominently and frequently to SUPPLIER’s employees and permitted third-party contractors, and (3) updated as needed.
As requested, SUPPLIER will provide BUYER with a full report on all known losses and thefts at specific facilities for a stated period of time not to exceed two (2) years, in accordance with Carrier Tariffs for loss and damage claims.
Labeling Requirements for Confidential Information.
SUPPLIER’s originators of Confidential Information documents are responsible for prominently labeling every page as “Confidential” (or with a similar designation); information in electronic form should be identified as “Confidential” (or with a similar designation) at the beginning or header of every data set or file. All magnetic media must have “confidential” marked (or a similar designation) on the contents and the exterior of its container. Prototypes shall be treated as confidential, and labeled (if possible).
Safekeeping.
Confidential information shall not be left exposed and shall be secured at the end of the workday in a locked cabinet, desk or other locked container or in a secured room with access limited to those with a need to access the information.
Confidential information stored on computing systems must be protected by the use of strong passwords (e.g., passwords of an adequate length and alphanumeric mix consistent with best industry practices). Confidential information stored on PCs laptops or workstations should be encrypted.
SUPPLIER shall require all employees, temporary employees (directly or through their temporary agencies), independent contractors and subcontractors either to be bound by an employee handbook containing a confidential or non-disclosure requirement and/or sign a separate non-disclosure agreement prior to access to Confidential Information of BUYER.
SUPPLIER shall limit access to BUYER Confidential Information (logs of accessibility shall be kept current and made available to BUYER on reasonable request).
SUPPLIER shall maintain visitor logs for all controlled access areas containing BUYER Confidential Information and/or other high risk assets materials such as, but not limited to, Serial numbers and the like. Logs of accessibility shall be kept current and made available to BUYER on reasonable request.
Mail Requirements.
When it is necessary for SUPPLIER to send media containing confidential information between the parties or elsewhere, it shall be sent by courier, registered mail or an internationally recognized overnight delivery service (i.e. Federal Express, Emery, etc.). Items sent by SUPPLIER shall require recipients to sign for deliveries and the information to be entered into a log by the courier, postal or delivery service.
Electronic.
Confidential information must be encrypted when sent over the Internet.
Faxes containing confidential information must include an ownership statement and the recipient should be notified prior to transmission in order to receive the fax.

MANUFACTURING AND PURCHASE AGREEMENT
Media containing confidential information must be disposed of in a manner that destroys it beyond recognition and reconstruction.
Inventory.
Inventory shall be kept in controlled dedicated work areas with no commingling of BUYER’s Inventory with that of other entities.
Regular cycle counts, consistent with the sensitivity of the inventory, shall be made with all results forwarded to BUYER.
Any incidents of burglary, theft, unaccounted Inventory, shrinkage of Products, or Components theft shall be reported immediately to BUYER. In the event of any of the foregoing, SUPPLIER shall investigate the reasons therefore, and promptly take the necessary steps to prevent such situation from arising again.
SUPPLIER shall maintain 100% accountability of Components and scrap.
SUPPLIER shall keep sensitive materials such as, but not limited to, Serial number labels and the like, stored in a secure area with limited employee access.
Scrap and Sensitive Material
All inventory, Confidential Information, and Products (includes any Components thereof) shall be disposed of by SUPPLIER, as authorized by BUYER. SUPPLIER shall keep accurate records of the disposition of the said material. The logs of accessibility shall be kept current and made available to BUYER on reasonable request.
Under no circumstances shall SUPPLIER allow BUYER Product, Components, serial numbers, Confidential Information or other BUYER property to be disposed of in SUPPLIER’s dumpster. SUPPLIER shall not transfer scrap produced as a result of this Agreement in a black or gray market transaction of any sort.

MANUFACTURING AND PURCHASE AGREEMENT
Exhibit K
Item Attribute Table
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MANUFACTURING AND PURCHASE AGREEMENT
Exhibit L
Product Cycle Time

Product Cycle
Product Line	SKUs	Time (Week)
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]
[***]	[***]	[***]
	[***]	[***]

MANUFACTURING AND PURCHASE AGREEMENT
Exhibit M
Product Capacity in Jul’2011

Installed Capacity
Product	(unit per week)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Note:
To refer S&OP, quarterly review